FIRST TENNESSEE BANK NATIONAL ASSOCIATION

FISCAL AND PAYING AGENCY AGREEMENT

FISCAL AND PAYING AGENCY AGREEMENT, dated as of February 18, 2005, between First Tennessee Bank National Association, a national banking association (the “Bank”), as Issuer, and JPMorgan Chase Bank, National Association, a national banking association, as fiscal and paying agent (the “Fiscal and Paying Agent,” which term shall also refer to any duly appointed successor thereto).

WITNESSETH:

Section 1.                  Appointment of Fiscal and Paying Agent.  The Bank proposes to issue from time to time its Bank Notes (each, a “Bank Note” and collectively, the “Bank Notes”) in such amounts as may be duly authorized by the Bank pursuant to the distribution agreement, dated February 18, 2005 (the “Distribution Agreement”), among the Bank and the agents named therein (the “Agents”).

Each Bank Note will be issued in book-entry form and will be represented by a global certificate (each, a “Global Bank Note” and collectively, the “Global Bank Notes”) registered in the name of The Depository Trust Company, as depository (“DTC,” which term includes any successor thereof), or a nominee thereof (which successor shall be a clearing agency registered under the Securities Exchange Act of 1934, as amended, if so required by applicable law) (each beneficial interest in a Global Bank Note, a “Book-Entry Bank Note” and collectively, the “Book-Entry Bank Notes”).

The Bank hereby appoints the Fiscal and Paying Agent to act, on the terms and conditions specified herein, as fiscal and paying agent for the Global Bank Notes and as registrar, transfer agent and authenticating agent for the Global Bank Notes and to perform such other responsibilities as are described herein and in the Administrative Procedure attached as Annex II to the Distribution Agreement as such Administrative Procedure may be amended from time to time by agreement of the Bank and the Agents with notice of such amendments to the Fiscal and Paying Agent, and the Fiscal and Paying Agent hereby accepts such appointments.  The aggregate principal amount of the Global Bank Notes which may be issued pursuant to this Agreement outstanding at any one time is unlimited.

The Fiscal and Paying Agent shall exercise due care in the performance of its obligations hereunder and shall perform such obligations in a manner consistent with industry standards.

Section 2.                  Global Bank Note Forms; Terms; Execution.

(i)                  The Global Bank Notes shall be substantially (i) in the form set forth in Exhibit A-1 hereto if such Global Bank Note bears interest at a fixed rate of interest (each such Global Bank Note, a “Fixed Rate Global Bank Note” and collectively, the  “Fixed Rate Global Bank Notes”), (ii) in the form of Exhibit A-2 hereto if such Global Bank Note bears interest at a floating rate of interest determined by reference to an interest rate basis specified therein (each

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such Global Bank Note, a “Floating Rate Global Bank Note” and collectively, the “Floating Rate Global Bank Notes”) or (iii) in such other form as the Bank may from time to time designate.

(ii)                Each Bank Note shall have a maturity of 30 days or more from its original date of issuance.  The Bank Notes shall be issued in minimum denominations of $250,000 and in integral multiples of $1,000 in excess thereof.

The interest rate borne by any particular Global Bank Note may vary from the interest rates borne by any other Global Bank Notes.  Any such variation shall not affect the interest rate borne by any other Global Bank Notes previously issued hereunder.

(iii)               The Bank will from time to time deliver or cause to be delivered to the Fiscal and Paying Agent a supply of blank Global Bank Notes in such quantities as the Bank shall determine, bearing consecutive control numbers.  Each Global Bank Note will have been executed by the manual or facsimile signature of an Authorized Representative (as defined in Section 3 hereof) of the Bank.  The Fiscal and Paying Agent will acknowledge receipt of the Global Bank Notes delivered to it and will hold such blank Global Bank Notes in safekeeping in accordance with its customary practice and shall complete, authenticate and deliver such Global Bank Notes in accordance with the provisions hereof.

Section 3.                  Authorized Representatives.  From time to time, the Bank will furnish the Fiscal and Paying Agent with a certificate executed by an officer of the Bank certifying the incumbency and specimen signatures of those officers of the Bank authorized to execute Global Bank Notes on behalf of the Bank by manual or facsimile signature and to give instructions and notices on behalf of the Bank hereunder (the “Authorized Representatives”).  Until the Fiscal and Paying Agent receives a subsequent certificate, the Fiscal and Paying Agent shall be entitled to rely on the last such certificate delivered to it for the purposes of determining the identities of Authorized Representatives of the Bank.  Any Global Bank Note bearing the manual or facsimile signatures of persons who are Authorized Representatives of the Bank on the date such signatures are affixed shall bind the Bank after the completion, authentication and delivery thereof by the Fiscal and Paying Agent, notwithstanding that such persons shall have ceased to hold office on the date such Global Bank Note is so completed, authenticated and delivered by the Fiscal and Paying Agent.

Section 4.                  Issuance Instructions; Completion, Authentication and Delivery of Global Bank Notes.

(i)                  All instructions regarding the completion, authentication and delivery of Global Bank Notes shall be given by an Authorized Representative, by telephone (confirmed in writing), by facsimile transmission or by other acceptable written means by such Authorized Representative.

(ii)                Upon receipt of the instructions described above, the Fiscal and Paying Agent shall cause to be withdrawn the necessary and applicable Global Bank Notes from safekeeping and, in accordance with such instructions, shall:

(a)                complete each Global Bank Note;

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(b)               record each Global Bank Note in the Bank Note Register (as defined in Section 10 hereof);

(c)                cause each Global Bank Note to be manually authenticated by any one of the signatories of the Fiscal and Paying Agent duly authorized and designated by it for such purpose; and

(d)               hold each Global Bank Note in safekeeping on behalf of the registered holder thereof;

provided that instructions regarding the completion and authentication of a Global Bank Note, whether delivered by facsimile transmission or by other written means, are received by the Fiscal and Paying Agent by 11:00 A.M., New York City time, on the Business Day immediately preceding the date of settlement relating to such Global Bank Note (or 9:00 A.M., New York City time, on the date of settlement relating to such Bank Note if the trade date and the date of settlement relating to such Bank Note are the same day).  As used in this Agreement, the term “Business Day” shall mean any day that is not a Saturday or Sunday and that is not a day on which banking institutions in The City of New York or in Memphis, Tennessee are authorized or required by law, regulation or executive order to close, and with respect to LIBOR Notes (as defined in the applicable Floating Rate Global Bank Note) only, is also a London Banking Day.  As used in this Agreement, “London Banking Day” means a day on which commercial banks are open for business (including dealings in the Designated LIBOR Currency (as defined in the applicable Global Bank Note)) in London.

Section 5.                  Reliance on Instructions; Request for Instructions.  The Fiscal and Paying Agent shall not incur any liability to the Bank in acting hereunder upon instructions contemplated hereby which the Fiscal and Paying Agent reasonably believed in good faith to have been given by an Authorized Representative.  In the event a discrepancy exists between the instructions as originally received by the Fiscal and Paying Agent and any subsequent written confirmation thereof, such original instructions will be deemed controlling; provided that the Fiscal and Paying Agent gives notice to the Bank of such discrepancy promptly upon the receipt of such written confirmation.

Any application by the Fiscal and Paying Agent for written instructions from the Bank may, at the option of the Fiscal and Paying Agent, set forth in writing any action proposed to be taken or omitted by the Fiscal and Paying Agent under this Agreement and the date on and/or after which such action shall be taken or such omission shall be effective.  The Fiscal and Paying Agent shall not be liable for any action taken by, or omission of, the Fiscal and Paying Agent in accordance with a proposal included in such application on or after the date specified in such application (which date shall not be less than three Business Days after the date any officer of the Bank actually receives such application, unless any such officer shall have consented in writing to any earlier date) unless prior to taking any such action (or the effective date in the case of an omission), the Fiscal and Paying Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

Section 6.                  The Bank’s Representations and Warranties.  Each instruction given to the Fiscal and Paying Agent in accordance with Section 4 hereof shall constitute a

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representation and warranty to the Fiscal and Paying Agent by the Bank that the issuance and delivery of the Global Bank Notes have been duly and validly authorized by the Bank and that the Global Bank Notes, when completed and authenticated pursuant hereto, will constitute the valid and legally binding obligations of the Bank subject to applicable bankruptcy, liquidation, insolvency, reorganization, moratorium and similar laws of general applicability relating to, or affecting, creditors' rights and to general equity principles.  The Bank further warrants that it is free to enter into this Agreement and to perform the terms hereof.

Section 7.                  Payments of Interest; Interest Payment Dates; Record Dates.  Interest payments on Global Bank Notes will be made: (i) in the case of the Fixed Rate Global Bank Notes with maturities of more than one year, on the dates specified in any applicable Fixed Rate Global Bank Notes and (ii) in the case of Floating Rate Global Bank Notes on such dates as are specified therein (collectively, the “Interest Payment Dates”) and, in each case, at maturity or upon earlier redemption or repayment if so indicated in the applicable Global Bank Note.  All such interest payments (other than interest due at maturity or upon earlier redemption or repayment) will be made to the Holders (as defined in Section 10 hereof) in whose names Global Bank Notes are registered at the close of business on the fifteenth calendar day (whether or not a Business Day) prior to each such Interest Payment Date (each such fifteenth calendar day, a “Record Date”).  Notwithstanding the foregoing, if the Original Issue Date of any Global Bank Note (other than a Global Bank Note on which interest is payable only at maturity) occurs between a Record Date and the next succeeding Interest Payment Date, the first payment of interest on any such Global Bank Note will be made on the second Interest Payment Date succeeding the Original Issue Date (as defined in the Global Bank Notes).  Interest payments will be calculated and made in the manner provided in the applicable Global Bank Note.

If the Bank does not deposit adequate funds pursuant to Section 9 hereof with respect to the interest due on a Global Bank Note on an Interest Payment Date, such interest will cease to be due to the Holder of such Global Bank Note as of the close of business on the Record Date relating to such Interest Payment Date and will be paid to the Holder of such Global Bank Note as of the close of business on a special record date to be fixed by the Fiscal and Paying Agent when funds for the payment of such interest have been deposited pursuant to Section 9 hereof.  Notice of such special record date shall be given by the Fiscal and Paying Agent, at the Bank's expense, to the registered Holder of such Global Bank Note not less than 10 calendar days prior to such special record date.

Interest payments on Fixed Rate Global Bank Notes with maturities of one year or less will be made only upon maturity upon presentation and surrender of the applicable Fixed Rate Global Bank Note (unless otherwise specified in the applicable Fixed Rate Global Bank Note).  Interest payments on Fixed Rate Global Bank Notes with maturities of one year or less will be calculated in the manner provided in the applicable Fixed Rate Global Bank Note.

Section 8.                  Payment of Principal.  The Fiscal and Paying Agent will pay the Holder of each Global Bank Note the principal amount of each such Global Bank Note, together with accrued interest and premium, if any, at maturity or upon earlier redemption or repayment.

Section 9.                  Deposit of Funds.  The total amount of any principal of, premium, if any, and interest due on Global Bank Notes on any Interest Payment Date or any maturity date

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or date of redemption or repayment shall be paid by the Bank to the Fiscal and Paying Agent by 1:00 P.M., New York City time, in funds available for use by the Fiscal and Paying Agent on such date.  The Bank will make such payment on such Global Bank Notes via Fedwire to an account specified by the Fiscal and Paying Agent.  Upon receipt of funds from the Bank, on such date or as soon as possible thereafter, the Fiscal and Paying Agent will pay by separate wire transfer (using message entry instructions in a form previously specified by DTC) to an account previously specified by DTC, in funds available for immediate use by DTC, each payment of principal of, premium, if any, and interest due on a Global Bank Note on such date.

The Fiscal and Paying Agent shall hold such amounts paid to it by the Bank in trust for the Holders but shall, pending payment by it to the account specified above, not be under any liability for interest on monies at any time received by it pursuant to any of the terms of this Agreement or of the Global Bank Notes, nor shall the Fiscal and Paying Agent be required to invest such monies.

Section 10.              Bank Note Register; Registration, Transfer, Exchange; Persons Deemed Owners.

(i)                  The Fiscal and Paying Agent shall maintain at its offices the Bank Note register.  The Fiscal and Paying Agent is hereby appointed as Registrar for the purpose of registering each Global Bank Note and transfers of such Global Bank Note as herein provided.  The term “Bank Note Register” shall mean the definitive record in which shall be recorded the names, addresses and taxpayer identifying numbers of the holders of the Global Bank Notes (the “Holders”), the serial and CUSIP numbers of each such Global Bank Note and the Original Issue Date thereof and details with respect to the transfer and exchange of each Global Bank Note.

(ii)                Upon surrender for registration of transfer of any Global Bank Note at the offices of the Fiscal and Paying Agent, the Bank shall execute, and the Fiscal and Paying Agent shall complete, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Global Bank Notes, of any authorized denominations and having identical terms and provisions and for an equal aggregate principal amount.

(iii)               At the option of the Holder of a Global Bank Note, such Global Bank Note may be exchanged for other Global Bank Notes of any authorized denominations of an equal aggregate principal amount and having identical terms and provisions, upon surrender of the Global Bank Notes to be exchanged at the designated offices of the Fiscal and Paying Agent.  Whenever any Global Bank Notes are so surrendered for exchange, the Bank shall execute, and the Fiscal and Paying Agent shall complete, authenticate and deliver, the Global Bank Notes which the Holder of the Global Bank Note making the exchange is entitled to receive.  Except as provided below, owners of beneficial interests in a Global Bank Note representing Book-Entry Bank Notes will not be entitled to have such Book-Entry Bank Notes registered in their names, will not receive or be entitled to receive physical delivery of Bank Notes in certificated form and will not be considered the owners or holders thereof under this Agreement.  However, if (x) DTC notifies the Bank that it is unwilling or unable to continue as depositary or if at any time DTC ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor depositary is not appointed by the Bank within 60 days, (y) the Bank, in its sole discretion, determines that such Global Bank Notes shall be exchangeable for

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definitive Bank Notes in registered form or (z) any event shall have happened and be continuing that, after notice or lapse of time or both, would become an Event of Default (as defined in the Global Bank Notes), then Global Bank Notes representing Book-Entry Bank Notes may be exchanged in whole for definitive Bank Notes in registered form, of like tenor and of an equal aggregate principal amount, in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof, upon surrender of the Global Bank Notes to be exchanged at the offices of the Fiscal and Paying Agent.

(iv)              Notwithstanding the foregoing, the Fiscal and Paying Agent shall not register the transfer of or exchange (i) any Global Bank Note that has been called for redemption in whole or in part, except the unredeemed portion of Global Bank Notes being redeemed in part, (ii) any Global Bank Note during the period beginning at the opening of business 15 days before the mailing of a notice of such redemption and ending at the close of business on the day of such mailing, or (iii) any Global Bank Note in violation of the legend contained on the face of such Global Bank Note.

(v)                All Global Bank Notes issued upon any registration of transfer or exchange of Global Bank Notes shall be the valid obligations of the Bank, evidencing the same debt, and entitled to the same benefits as the Global Bank Notes surrendered upon such registration of transfer or exchange.

(vi)              Every Global Bank Note presented or surrendered for registration of transfer or for exchange shall be duly endorsed, or be accompanied by a written instrument of transfer with such evidence of due authorization and guaranty of signature as may reasonably be required by the Fiscal and Paying Agent, in form satisfactory to the Fiscal and Paying Agent, duly executed by the Holder thereof or his attorney duly authorized in writing.

(vii)             No service charge shall be made to a Holder of Global Bank Notes for any transfer or exchange of Global Bank Notes, but the Bank may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

(viii)           The Bank and the Fiscal and Paying Agent, and any agent of the Bank or the Fiscal and Paying Agent, may treat the Holder in whose name a Global Bank Note is registered as the owner of such Global Bank Note for all purposes, whether or not such Global Bank Note be overdue, and neither the Bank, the Fiscal and Paying Agent nor any such agent shall be affected by notice to the contrary except as required by applicable law.

Section 11.              Mutilated, Destroyed, Lost, or Stolen Global Bank Notes.  In case any Global Bank Note shall at any time become mutilated, destroyed, lost or stolen, and such Global Bank Note or evidence of the loss, theft or destruction thereof satisfactory to the Bank and the Fiscal and Paying Agent (together with indemnity hereinafter referred to and such other documents or proof as may be required by the Bank and the Fiscal and Paying Agent) shall be delivered to the Fiscal and Paying Agent, the Bank shall execute a new Global Bank Note, of like tenor and principal amount, having a serial number not contemporaneously outstanding, in exchange and substitution for the mutilated Global Bank Note or in lieu of the Global Bank Note destroyed, lost or stolen but, in the case of any destroyed, lost or stolen Global Bank Note, only

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upon receipt of evidence satisfactory to the Fiscal and Paying Agent and the Bank that such Global Bank Note was destroyed, stolen or lost, and, if required, upon receipt of indemnity satisfactory to each of them.  The Fiscal and Paying Agent shall authenticate any such substituted Global Bank Note and deliver the same upon the written request or authorization of any Authorized Representative of the Bank.  Upon the issuance of any substituted Global Bank Note, the Bank and the Fiscal and Paying Agent may require the payment of a sum sufficient to cover all expenses and reasonable charges connected with the preparation, authentication and delivery of a new Global Bank Note.  If any Global Bank Note which has matured or has been redeemed or repaid or is about to mature or to be redeemed or repaid shall become mutilated, destroyed, lost or stolen, the Bank may, instead of issuing a substitute Global Bank Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Global Bank Note) upon compliance by the Holder with the provisions of this Section.

Section 12.              Cancellation.  All Global Bank Notes surrendered for payment, registration of transfer or exchange shall, if surrendered to any person other than the Fiscal and Paying Agent, be delivered to the Fiscal and Paying Agent and shall be promptly cancelled by it.  The Bank may at any time deliver to the Fiscal and Paying Agent for cancellation any Global Bank Notes previously authenticated and delivered hereunder which the Bank may have acquired in any manner whatsoever, and all Global Bank Notes so delivered shall be promptly cancelled by the Fiscal and Paying Agent.  No Global Bank Note shall be authenticated in lieu of or in exchange for any Global Bank Note cancelled as provided in this Section, except as expressly permitted by this Agreement.  All cancelled Global Bank Notes held by the Fiscal and Paying Agent shall be returned to the Bank.

Section 13.              Redemption of Global Bank Notes.

(i)                  If any Global Bank Notes are to be redeemed prior to maturity, the Bank shall notify the Fiscal and Paying Agent not more than 60 nor less than 45 calendar days prior to the date fixed by the Bank for such redemption (the “Redemption Date”) of the Bank's election to redeem such Global Bank Notes in whole or in part in increments of $1,000 (provided that any remaining principal amount of such Global Bank Notes shall be at least $250,000).

(ii)                Whenever less than all the Global Bank Notes at any time outstanding are to be redeemed, the terms of the Global Bank Notes to be so redeemed shall be selected by the Bank.  If less than all the Global Bank Notes with identical terms at any time outstanding are to be redeemed, the Global Bank Notes to be so redeemed shall be selected by the Fiscal and Paying Agent by lot or in any usual manner approved by it.  The Fiscal and Paying Agent shall promptly notify the Bank in writing of the Global Bank Notes selected for redemption and, in the case of Global Bank Notes selected for partial redemption, the principal amount thereof to be redeemed.

(iii)               Unless otherwise specified in the applicable Global Bank Note, notice of redemption shall be given by the Fiscal and Paying Agent, at the Bank's expense, by first-class mail, postage prepaid, mailed not more than 60 nor less than 30 calendar days prior to the Redemption Date, to each Holder of such Global Bank Note to be redeemed, at its address appearing in the Bank Note Register.  All notices of redemption shall identify the Global Bank Notes to be redeemed (including CUSIP number) and shall state:  (i) the Redemption Date; (ii)

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the redemption price, which shall be determined in accordance with the terms of the Global Bank Note (the “Redemption Price”), (iii) if less than all of the Global Bank Notes at any time outstanding are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Global Bank Notes to be redeemed; (iv) that on the Redemption Date the Redemption Price plus accrued interest, if any, to the Redemption Date will become due and payable with respect to each Global Bank Note to be redeemed and that interest thereon will cease to accrue on and after said date; and (v) the place or places where such Global Bank Notes are to be surrendered for payment.

(iv)              Notice of redemption having been given as described above, the Global Bank Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price, and from and after such date such Global Bank Notes shall cease to bear interest.  The Bank shall deposit funds with the Fiscal and Paying Agent prior to the Redemption Date that are sufficient to redeem such Global Bank Notes that are scheduled to be so redeemed.  Upon surrender of any such Global Bank Notes for redemption in accordance with such notice, the Fiscal and Paying Agent shall pay such Global Bank Notes at the Redemption Price, together with unpaid interest accrued on such Global Bank Notes at the applicable rate borne by such Global Bank Notes to the Redemption Date.

(v)                Any Global Bank Note which is to be redeemed only in part shall be surrendered to the Fiscal and Paying Agent, and the Fiscal and Paying Agent shall complete, authenticate and deliver to the Holder of such Global Bank Note, without service charge, a new Global Bank Note or Global Bank Notes, of any authorized denomination as requested by such Holder (which shall be $250,000 or an integral multiple of $1,000 in excess thereof), in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Global Bank Note so surrendered.

(vi)              The Bank, in issuing the Global Bank Notes, may use “CUSIP” numbers (if then generally in use) and, if so, the Fiscal and Paying Agent shall use “CUSIP” numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Global Bank Notes or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Global Bank Notes, and any such redemption shall not be affected by any defect in or omission of such numbers.

Section 14.              Repayment of Global Bank Notes.

(i)                  In order for any Global Bank Note to be repaid in whole or in part at the option of the Holder thereof, such Global Bank Note must be delivered by the Holder thereof, with the form entitled “Option to Elect Repayment” (set forth in such Global Bank Note) duly completed, to the Fiscal and Paying Agent at its offices located at the address set forth in Section 20 hereof, or such other place or places of which the Bank shall from time to time notify the Holders of the Global Bank Notes, not more than 60 nor less than 30 calendar days prior to any date fixed for such repayment of such Global Bank Notes (the “Optional Repayment Date”).

(ii)                Upon surrender of any Global Bank Note for repayment in accordance with the provisions set forth above, the Global Bank Note to be repaid shall, on the Optional

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Repayment Date, become due and payable, and the Fiscal and Paying Agent shall pay such Global Bank Note on the Optional Repayment Date at a price equal to 100% of the principal amount thereof, together with accrued interest to the Optional Repayment Date.

(iii)               If less than the entire principal amount of any Global Bank Note is to be repaid, the Holder thereof shall specify the portion thereof (which shall be in increments of $1,000) which such Holder elects to have repaid and shall surrender such Global Bank Note to the Fiscal and Paying Agent, and the Fiscal and Paying Agent shall complete, authenticate and deliver to the Holder of such Global Bank Note, without service charge, a new Global Bank Note or Global Bank Notes in an aggregate principal amount equal to and in exchange for the unrepaid portion of the principal of the Global Bank Note so surrendered and in such denominations as shall be specified by such Holder (which shall be $250,000 or an integral multiple of $1,000 in excess thereof).

Section 15.              Acceleration of Maturity.  If an Event of Default (as defined in the applicable Global Bank Note) shall occur, then the Holder of the Bank Note may declare the principal amount of, and accrued interest and premium, if any, on such Bank Note due and payable by written notice to the Bank.  Upon such declaration and notice, such principal amount, accrued interest and premium, if any, shall become immediately due and payable.  The Bank shall promptly notify, and provide copies of any such notice to, the Fiscal and Paying Agent, and the Fiscal and Paying Agent shall promptly mail by first-class mail, postage prepaid, copies of such notice to the Holders of the Bank Notes upon the occurrence of an Event of Default or of the curing or waiver of an Event of Default.  Any Event of Default with respect to a Bank Note may be waived by the Holder thereof.

Section 16.              Application of Funds; Return of Unclaimed Funds.  Any monies paid by the Bank and held by the Fiscal and Paying Agent in trust for payment of principal of, premium, if any, or interest on, any Global Bank Notes that remain unclaimed for two years following the date on which such principal, premium or interest shall have become due and payable shall be returned to the Bank by the Fiscal and Paying Agent and the Fiscal and Paying Agent shall inform the Bank as to the specific Global Bank Notes to which such monies related, and any Holder shall thereafter look, as an unsecured general creditor, only to the Bank for the payment thereof and all liability of the Fiscal and Paying Agent with respect to such trust monies shall thereupon cease.  Any funds deposited by the Bank with the Fiscal and Paying Agent for the payment of principal of, premium, if any, or interest on, any Bank Note shall be held in trust on behalf of the Bank by the Fiscal and Paying Agent for the payment of principal of, premium, if any, or interest on, any Bank Note until paid or returned to the Bank.

Section 17.              Cancellation of Unissued Notes.  Upon the written request of the Bank, the Fiscal and Paying Agent promptly shall cancel and return to the Bank all unissued Bank Notes in its possession.

Section 18.              Liability.  Neither the Fiscal and Paying Agent nor its directors, officers, employees or agents shall be liable to the Bank for any act or omission hereunder except in the case of gross negligence or willful misconduct.  The duties and obligations of the Fiscal and Paying Agent, its directors, officers and employees shall be determined by the express provisions of this Agreement and no implied covenants shall be read into this Agreement against

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any of them.  Notwithstanding any other provision elsewhere contained in this Agreement, the Fiscal and Paying Agent is acting solely as agent of the Bank and does not assume any obligation or relationship of trust or agency for or with any Holders.  Neither the Fiscal and Paying Agent nor any of its directors, officers or employees shall be required to ascertain whether any issuance or sale of Bank Notes (or any amendment or termination of this Agreement) has been duly authorized (provided that the Fiscal and Paying Agent in good faith has determined that the facsimile or manual signature of the Authorized Representative or any person who has been designated by the Authorized Representative in writing to the Fiscal and Paying Agent reasonably resembles the specimen signatures filed with the Fiscal and Paying Agent) or is in compliance with any other agreement to which the Bank is a party (whether or not the Fiscal and Paying Agent is also a party to such other agreement), and the Fiscal and Paying Agent and each of its officers and employees shall be entitled to rely upon any instructions reasonably believed (in accordance with Section 3 hereof) by the Fiscal and Paying Agent and its officers and employees to be given on behalf of the Bank by an Authorized Representative or by any person who has been designated by an Authorized Representative in writing to the Fiscal and Paying Agent as a person authorized to give such instructions hereunder, whether or not in fact given by the Authorized Representative or such designated person.

The Fiscal and Paying Agent may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Fiscal and Paying Agent shall not be responsible for any misconduct or gross negligence on the part of any agent or attorney appointed with due care by it hereunder.  The Fiscal and Paying Agent may consult with counsel of its selection and the advice of such counsel or any opinion of counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.  The Fiscal and Paying Agent shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement.

Section 19.              Indemnification, Risk of Funds.  The Bank shall indemnify and hold harmless the Fiscal and Paying Agent, its directors, officers, employees and agents from and against all actions, claims, losses, damages, liabilities, losses and expenses (including reasonable legal fees and expenses) relating to or arising out of their actions or inactions taken or omitted to be taken by the Fiscal and Paying Agent in good faith in connection with its performance under this Agreement including, but not limited to, any actions taken or omitted upon instructions by the Bank (in accordance with Section 3) or the issuance, delivery, payment or non-payment of any Bank Note or interest thereon, or other receipt or other funds for the payment of the Bank Notes or interest or premium thereon; provided, however, that the Fiscal and Paying Agent shall be liable for any liabilities, losses, claims, damages, costs and expenses (including reasonable legal fees and expenses) caused by the gross negligence, bad faith or willful misconduct of its directors, officers, employees or agents.  This indemnity shall survive the termination of this Agreement.

No provision of this Agreement shall require the Fiscal and Paying Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable

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grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

Section 20.              Compensation of the Fiscal and Paying Agent.  The Bank agrees to pay the compensation of the Fiscal and Paying Agent, at such rates as shall be mutually agreed upon in writing between the Bank and the Fiscal and Paying Agent from time to time.  The Bank shall reimburse upon demand the Fiscal and Paying Agent for all reasonable out-of-pocket expenses (including reasonable legal fees and expenses), disbursements and advances incurred or made by the Fiscal and Paying Agent with respect to the Bank in accordance with any provisions of this Agreement, except any such expense, disbursement or advance proven to be attributable to the breach of this Agreement or the gross negligence, bad faith or willful misconduct of the Fiscal and Paying Agent, upon receipt of such invoices as the Bank may reasonably require.  The provisions of this Section 20 shall survive the termination of this Agreement.

Section 21.              Notices.

(i)                  All communications by or on behalf of the Bank relating to the issuance, transfer, exchange or payment of Bank Notes or interest thereon shall be directed to the offices of the Fiscal and Paying Agent located at 3800 Colonnade Parkway, Suite 490, Birmingham, Alabama 35243, Telecopy: (205) 968-9145, Attention: Corporate Trust Department, or to such other offices as the Fiscal and Paying Agent shall specify in writing to the Bank.  The Bank will send all Global Bank Notes to be completed and delivered by the Fiscal and Paying Agent to such offices or such other offices as the Fiscal and Paying Agent shall specify in writing to the Bank.

(ii)                All other notices and communications hereunder shall be in writing and shall be addressed as follows:

(a)                if to the Bank:

First Tennessee Bank National Association
165 Madison Avenue
Memphis, Tennessee  38103
Attention:  Senior Vice President – Funds Management
Facsimile Number:  (901) 523-4306

(b)               if to the Fiscal and Paying Agent:

JPMorgan Chase Bank, National Association
3800 Colonnade Parkway
Suite 490
Birmingham, Alabama 35243
Attention: Corporate Trust Department
Facsimile Number: (205) 968-9145

Section 22.              Resignation or Removal of Fiscal and Paying Agent and Appointment of Successor Fiscal and Paying Agent; Merger, Conversion and Consolidation.  The Bank agrees, for the benefit of the Holders from time to time of the Bank Notes, that there

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shall at all times be an Fiscal and Paying Agent hereunder which shall be a bank or trust company organized and doing business under the laws of the United States or any state thereof authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $10,000,000 and subject to supervision and examination by federal or state authority, until all the Global Bank Notes authenticated and delivered hereunder (A) shall have been delivered to the Fiscal and Paying Agent for cancellation or (B) shall have become due and payable and funds sufficient to pay the principal of, premium, if any, and interest on, the Global Bank Notes shall have been made available for payment and either paid or returned to the Bank, whichever event occurs earlier.  The foregoing capital and surplus requirements shall not be applicable if the Bank or an affiliate of the Bank is appointed as successor Fiscal and Paying Agent.

The Fiscal and Paying Agent may resign at any time as such agent upon written notice to the Bank of such intention on its part, specifying the date on which its desired resignation shall become effective; provided, however, that such date shall be not less than 90 calendar days after the giving of such notice by the Fiscal and Paying Agent to the Bank.  The Fiscal and Paying Agent may be removed at any time as such agent by the filing with it of an instrument in writing signed by duly authorized officers of the Bank and specifying such removal and the date, which shall be at least 30 calendar days following receipt of such written notice, upon which it is intended to become effective.  Any such resignation or removal shall take effect on the date of the appointment by the Bank of a successor Fiscal and Paying Agent and the acceptance of such appointment by such successor Fiscal and Paying Agent that qualifies as such under the first paragraph of this Section.  In the event of the resignation or removal of the Fiscal and Paying Agent, if a successor Fiscal and Paying Agent has not been appointed by the Bank within 90 calendar days after the giving of notice of resignation or within 30 calendar days after receipt of notice of removal, the Fiscal and Paying Agent may, at the expense of the Bank, petition any court of competent jurisdiction for appointment of a successor Fiscal and Paying Agent.  Upon any such resignation or removal, the Fiscal and Paying Agent shall transfer to the successor Fiscal and Paying Agent (or, if none shall have been appointed, to the Bank) all monies held by the Fiscal and Paying Agent on behalf of the Bank in respect of any Global Bank Notes, any unissued Global Bank Notes and all books and records or copies thereof related to Global Bank Notes maintained by the Fiscal and Paying Agent, including copies of the Bank Note Register.  Any resignation or removal hereunder shall not affect the Fiscal and Paying Agent's rights to the payment of fees earned or charges incurred through the effective date of such resignation or removal.

Any corporation or bank into which the Fiscal and Paying Agent hereunder may be merged or converted, or any corporation or bank with which the Fiscal and Paying Agent may be consolidated, or any corporation or bank resulting from any merger, conversion or consolidation to which the Fiscal and Paying Agent shall be a party, or any corporation or bank to which the Fiscal and Paying Agent shall sell or otherwise transfer all or substantially all of the assets and business of the Fiscal and Paying Agent, provided that it shall be qualified under the first paragraph of this Section, shall be the successor Fiscal and Paying Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

12

Section 23.              Benefit of Agreement.  This Agreement is solely for the benefit of the parties hereto, Holders of Bank Notes, and their successors and assigns, and nothing herein, express or implied, shall give to any other persons any benefits or any legal or equitable right, remedy or claim under or by virtue of this Agreement.  No party hereto may assign any of its rights or obligations hereunder except with the prior written consent of all the parties hereto.

Section 24.              Bank Notes Held by the Fiscal and Paying Agent.  The Fiscal and Paying Agent, in its individual or other capacity, may become the owner or pledgee of the Bank Notes with the same rights it would have if it were not acting as an fiscal and paying agent hereunder.

Section 25.              Amendment.  This Agreement shall not be amended by any party hereto except in writing executed by the duly authorized officers of all parties.

Section 26.              Governing Law.  This Agreement shall be governed by, construed and enforced in accordance with, the laws of the State of New York applicable to agreements made and to be performed in such State, without regard to conflicts of laws principles.

Section 27.              Counterparts.  This Agreement may be executed by the parties hereto in any number of counterparts, and by each of the parties hereto in separate counterparts, and each such counterpart, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

13

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their officers thereunto duly authorized, all as of the day and year first above written.

FIRST TENNESSEE BANK NATIONAL ASSOCIATION, as Issuer

By:
        Name:
        Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Fiscal and Paying Agent

By:
        Name:
        Title:

14

Exhibit A-1

[FORM OF FIXED RATE NOTE]

THIS NOTE IS AN OBLIGATION SOLELY OF FIRST TENNESSEE BANK NATIONAL ASSOCIATION (THE “BANK”) AND WILL NOT BE AN OBLIGATION OF, OR OTHERWISE GUARANTEED BY, FIRST HORIZON NATIONAL CORPORATION.  THIS NOTE DOES NOT EVIDENCE DEPOSITS OF THE BANK AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.  THE OBLIGATIONS EVIDENCED BY THIS NOTE RANK PARI PASSU WITH ALL OTHER SENIOR UNSECURED INDEBTEDNESS OF THE BANK, EXCEPT DEPOSIT LIABILITIES (AS PROVIDED IN SECTION 11(D)(11) OF THE FEDERAL DEPOSIT INSURANCE ACT) AND OTHER OBLIGATIONS THAT ARE SUBJECT TO ANY PRIORITIES OR PREFERENCES.  IN A LIQUIDATION OR OTHER RESOLUTION OF THE BANK, THIS NOTE WOULD BE TREATED DIFFERENTLY FROM, AND HOLDERS OF THIS NOTE COULD RECEIVE, IF ANYTHING, SIGNIFICANTLY LESS THAN HOLDERS OF, DEPOSIT LIABILITIES OF THE BANK.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (THE “DEPOSITARY”) TO THE BANK OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS NOTE IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

THIS NOTE IS ISSUABLE ONLY IN FULLY REGISTERED FORM IN MINIMUM DENOMINATIONS OF $250,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.  EACH OWNER OF A BENEFICIAL INTEREST IN THIS NOTE MUST BE AN INSTITUTIONAL INVESTOR WHO IS AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IS REQUIRED TO HOLD A BENEFICIAL INTEREST IN A $250,000 PRINCIPAL AMOUNT OR ANY INTEGRAL MULTIPLE OF $1,000 IN EXCESS THEREOF OF THIS NOTE AT ALL TIMES.

A-1-1

No. FXR-_____                                                                                                           REGISTERED

CUSIP NO.:  _________

FIRST TENNESSEE BANK NATIONAL ASSOCIATION
GLOBAL BANK NOTE

(Fixed Rate)

PRINCIPAL AMOUNT: $
ORIGINAL ISSUE DATE:	MATURITY DATE:
INTEREST RATE: %	REGULAR RECORD DATES (FOR NOTES WITH MATURITIES OF MORE THAN ONE YEAR) (if other than the fifteenth calendar day (whether or not a Business Day) prior to each Interest Payment Date):
INTEREST PAYMENT DATE(S): [ ] At Maturity only [ ] Other:	INITIAL REDEMPTION PERCENTAGE:
INITIAL REDEMPTION DATE:	HOLDER’S OPTIONAL REPAYMENT DATE(S):
ANNUAL REDEMPTION PERCENTAGE REDUCTION:	HOLDER’S OPTIONAL REPAYMENT DATE(S):

DAY COUNT CONVENTION

[ ]  30/360 FOR THE PERIOD FROM AND INCLUDING ________ TO BUT EXCLUDING ________.

[ ]  ACTUAL/360 FOR THE PERIOD FROM AND INCLUDING ________ TO BUT EXCLUDING ________.

[ ]  ACTUAL/ACTUAL FOR THE PERIOD FROM AND INCLUDING ________ TO BUT EXCLUDING ________.

ORIGINAL ISSUE DISCOUNT: [ ] Yes [ ] No
ADDENDUM ATTACHED: [ ] Yes [ ] No	Total Amount of OID: Yield to Maturity: Initial Accrual Period:
DEFAULT RATE: %

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First Tennessee Bank National Association (the “Bank”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ______________________________ U.S. Dollars on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date) and to pay interest thereon from and including the Original Issue Date specified above or from and including the most recent interest payment date to which interest on this Note (or any predecessor Note) has been paid or duly provided for, as specified on the face hereof (each, an “Interest Payment Date”) and at maturity or upon earlier redemption or repayment, if applicable, commencing on the first Interest Payment Date next succeeding the Original Issue Date (or, if the Original Issue Date is between a Regular Record Date (as defined below) and the Interest Payment Date immediately following such Regular Record Date, on the second Interest Payment Date following the Original Issue Date), at the Interest Rate per annum specified above, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the Default Rate per annum specified above on any overdue principal and premium, if any, and on any overdue installment of interest.  If no Default Rate is specified above, the Default Rate shall be the Interest Rate on this Note specified above.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Note (or any predecessor Note) is registered at the close of business on the Regular Record Date, which shall be the fifteenth calendar day (whether or not a Business Day (as defined below)), next preceding the applicable Interest Payment Date (unless otherwise specified on the face hereof) (each, a “Regular Record Date”); provided, however, that interest payable at maturity or upon earlier redemption or repayment, if applicable, will be payable to the person to whom principal shall be payable.  Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the holder as of the close of business on such Regular Record Date, and may either be paid to the person in whose name this Note (or any predecessor Note) is registered at the close of business on a special record date for the payment of such defaulted interest (the “Special Record Date”) to be fixed by the Bank, notice of which shall be given to the holders of Notes not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner.

Payment of principal of, premium, if any, and interest on, this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  The Bank will at all times appoint and maintain a fiscal and paying agent (the “Fiscal and Paying Agent,” which term shall include any successor Fiscal and Paying Agent), authorized by the Bank to pay principal of, premium, if any, and interest on, this Note on behalf of the Bank pursuant to a fiscal and paying agency agreement (the “Fiscal and Paying Agency Agreement”) and having an office or agency (the “Fiscal and Paying Agent Office”) in The City of New York or in the city in which the Fiscal and Paying Agent’s corporate trust office is located (the “Place of Payment”), where this Note may be presented or surrendered for payment and where notices, designations or requests in respect of payments with respect to this Note may be served.  The Bank has initially appointed JPMorgan Chase Bank, National Association as the Fiscal and Paying Agent, with the Fiscal and Paying Agent Office currently located at 3800 Colonnade Parkway, Suite 490, Birmingham, Alabama 35243, Attention: Corporate Trust Department, Telecopy: (205) 968-9145.  The Bank may remove the Fiscal and Paying Agent pursuant to the terms of the Fiscal and Paying Agency Agreement and may appoint a successor Fiscal and Paying Agent.

Payment of principal of, premium, if any, and interest on, this Note due at maturity or upon earlier redemption or repayment, if applicable, will be made in immediately available funds upon presentation and surrender of this Note to the Fiscal and Paying Agent at the Fiscal and Paying

A-1-3

Agent Office; provided that this Note is presented to the Fiscal and Paying Agent in time for the Fiscal and Paying Agent to make such payment in accordance with its normal procedures.  Payments of interest on this Note (other than at maturity or upon earlier redemption or repayment) will be made by wire transfer to such account as has been appropriately designated to the Fiscal and Paying Agent by the person entitled to such payments.

Reference herein to “this Note,” “hereof,” “herein” and comparable terms shall include an Addendum hereto if an Addendum is specified above.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

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IN WITNESS WHEREOF, the Bank has caused this Note to be duly executed.

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

   By: ______________________________________
Authorized Signatory

Dated:

FISCAL AND PAYING AGENT'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the Fiscal and Paying Agency Agreement.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
as Fiscal and Paying Agent

By: ________________________________

Authorized Signatory

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[Reverse]

This Note is one of a duly authorized issue of Bank Notes of the Bank due from 30 days or more from date of issue (the “Notes”).

Payments of interest hereon will include interest accrued to but excluding the relevant Interest Payment Date or Maturity Date or date of earlier redemption or repayment, as the case may be.  Unless otherwise specified on the face hereof, interest on Notes with maturities of greater than one year will be computed on the basis of a 360-day year of twelve 30-day months.  Unless otherwise specified on the face hereof, interest on Notes with maturities of one year or less will be computed on the basis of the actual number of days in the year divided by 360 and will be payable only at maturity to the person to whom principal shall be payable.

Any provision contained herein with respect to the calculation of the rate of interest applicable to this Note, its Interest Payment Dates or any other matter relating hereto may be modified as specified in an Addendum relating hereto if so specified on the face hereof.

If any Interest Payment Date, Maturity Date or date of earlier redemption or repayment of this Note falls on a day which is not a Business Day, the related payment of principal of, premium, if any, or interest on, this Note shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Maturity Date or date of earlier redemption or repayment, as the case may be.  “Business Day” means, unless otherwise specified on the face hereof, any day that is not a Saturday or Sunday and that in The City of New York or in Memphis, Tennessee is not a day on which banking institutions are authorized or required by law, regulation or executive order to close.

This Note will not be subject to any sinking fund.  If so provided on the face of this Note, this Note may be redeemed by the Bank either in whole or in part (unless otherwise specified on the face hereof) on and after the Initial Redemption Date, if any, specified on the face hereof.   If no Initial Redemption Date is specified on the face hereof, this Note may not be redeemed prior to the Maturity Date.  On and after the Initial Redemption Date, if any, this Note may be redeemed in increments of $1,000 (provided that any remaining principal amount hereof shall be at least $250,000) at the option of the Bank at the applicable Redemption Price (as defined below), together with unpaid interest accrued hereon at the applicable rate borne by this Note to the date of redemption (each such date, a “Redemption Date”), on written notice given not more than 60 nor less than 30 calendar days prior to the Redemption Date to the registered holder hereof (unless otherwise specified on the face hereof).  Whenever less than all the Notes at any time outstanding are to be redeemed, the terms of the Notes to be so redeemed shall be selected by the Bank.  If less than all the Notes with identical terms at any time outstanding are to be redeemed, the Notes to be so redeemed shall be selected by the Fiscal and Paying Agent by lot or in any usual manner approved by it.  In the event of redemption of this Note in part only, a new Note for the unredeemed portion hereof shall be issued in the name of the holder hereof upon the surrender hereof.

The “Redemption Price” shall initially be the Initial Redemption Percentage specified on the face hereof of the principal amount of this Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date specified on the face hereof by the Annual Redemption

A-1-6

Percentage Reduction, if any, specified on the face hereof, of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

This Note may be subject to repayment at the option of the holder hereof in accordance with the terms hereof on any Holder’s Optional Repayment Date(s), if any, specified on the face hereof.  If no Holder’s Optional Repayment Date is specified on the face hereof, this Note will not be repayable at the option of the holder hereof prior to maturity.  On any Holder’s Optional Repayment Date, this Note will be repayable in whole or in part in increments of $1,000 (provided that any remaining principal amount hereof will be at least $250,000) at the option of the holder hereof at a repayment price equal to 100% of the principal amount to be repaid, together with accrued and unpaid interest hereon payable to the date of repayment.  For this Note to be repaid in whole or in part at the option of the holder hereof on a Holder’s Optional Repayment Date, this Note must be delivered, with the form entitled “Option to Elect Repayment” attached hereto duly completed, to the Fiscal and Paying Agent at its offices located at •, Attention: •, Facsimile: •, or at such other address which the Bank shall from time to time notify the holders of the Notes, not more than 60 nor less than 30 calendar days prior to such Holder’s Optional Repayment Date.  In the event of repayment of this Note in part only, a new Note for the unrepaid portion hereof shall be issued in the name of the holder hereof upon the surrender hereof.  Exercise of such repayment option by the holder hereof shall be irrevocable.

If this Note is an Original Issue Discount Note and if an Event of Default with respect to this Note shall have occurred and be continuing, the Default Amount (as defined hereafter) of this Note may be declared due and payable in the manner and with the effect provided herein.  The “Default Amount” shall be equal to the adjusted issue price as of the first day of the accrual period, as determined under Final Treasury Regulation Section 1.1272-1(b)(1)(ii) (or successor regulation) under the U.S. Internal Revenue Code of 1986, as amended, in which the date of acceleration occurs increased by the daily portion of the accrued original issue discount for each day in such accrual period ending on the date of acceleration, as determined under Final Treasury Regulation Section 1.1272-1(b)(1) (or successor regulation) under the U.S. Internal Revenue Code of 1986, as amended.  Upon payment of (i) the principal, or premium, if any, so declared due and payable and (ii) interest on any overdue principal and overdue interest or premium, if any (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Bank's obligations in respect of the payment of principal of, premium, if any, and interest on, this Note shall terminate.

In case any Note shall at any time become mutilated, destroyed, lost or stolen, and such Note or evidence of the loss, theft or destruction thereof satisfactory to the Bank and the Fiscal and Paying Agent and such other documents or proof as may be required by the Bank and the Fiscal and Paying Agent shall be delivered to the Fiscal and Paying Agent, the Bank shall issue a new Note, of like tenor and principal amount, having a serial number not contemporaneously outstanding, in exchange and substitution for the mutilated Note or in lieu of the Note destroyed, lost or stolen but, in the case of any destroyed, lost or stolen Note, only upon receipt of evidence satisfactory to the Bank and the Fiscal and Paying Agent that such Note was destroyed, stolen or lost, and, if required, upon receipt of indemnity satisfactory to the Bank and the Fiscal and Paying Agent.  Upon the issuance of any substituted Note, the Bank and the Fiscal and Paying Agent may require the payment of a sum sufficient to cover all expenses and reasonable charges connected with the preparation and delivery of a new Note.  If any Note which has matured or has been redeemed or repaid or is about to mature or to be redeemed or repaid shall become mutilated, destroyed, lost or stolen, the Bank may, instead of issuing a substitute Note, pay or authorize the payment of the same

A-1-7

(without surrender thereof except in the case of a mutilated Note) upon compliance by the holder with the provisions of this paragraph.

No recourse shall be had for the payment of principal of, premium, if any, or interest on, this Note for any claim based hereon, or otherwise in respect hereof, against any shareholder, employee, agent, officer or director, as such, past, present or future, of the Bank or of any successor corporation, banking association or other legal entity (collectively, “corporation”), either directly or through the Bank or any corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

The occurrence of any of the following events shall constitute an “Event of Default” with respect to this Note: (i) default in the payment of any interest with respect to any of the Notes issued by the Bank when due, which continues for 30 calendar days; (ii) default in the payment of any principal of, or premium, if any, on, any of the Notes issued by the Bank when due; (iii) the entry by a court having jurisdiction in the premises or administrative or governmental agency or body of (a) a decree or order for relief in respect of the Bank in an involuntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or (b) a decree or order appointing a conservator, receiver, liquidator, assignee, trustee, sequestrator or any other similar official of the Bank, or of substantially all of the property of the Bank, or ordering the winding up or liquidation of the affairs of the Bank, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or (iv) the commencement by the Bank of a voluntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent by the Bank to the entry of a decree or order for relief in an involuntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding, or the filing by the Bank of a petition or answer or consent seeking reorganization or relief under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or similar law, or the consent by the Bank to the filing of such petition or to the appointment of or taking possession by a custodian, conservator, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Bank or of substantially all of the property of the Bank, or the making by the Bank of an assignment for the benefit of creditors, or the taking of corporate action by the Bank in furtherance of any such action.  If an Event of Default shall occur and be continuing, the holder of this Note may declare the principal amount of, accrued interest and premium, if any, on, this Note due and payable immediately by written notice to the Bank.  Upon such declaration and notice, such principal amount, accrued interest and premium, if any, shall become immediately due and payable.  Any Event of Default with respect to this Note may be waived by the holder hereof.

The Fiscal and Paying Agency Agreement provides that the Bank will promptly notify, and provide copies of any such notice to, the Fiscal and Paying Agent, and the Fiscal and Paying Agent will promptly mail by first-class mail, postage prepaid, copies of such notice to the holders of the Notes, upon the occurrence of an Event of Default or of the curing or waiver of an Event of Default.

Nothing contained herein shall prevent any consolidation or merger of the Bank with any other corporation or successive consolidations or mergers in which the Bank or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance, transfer or lease of the

A-1-8

property of the Bank as an entirety or substantially as an entirety to any other corporation authorized to acquire and operate the same; provided, however (and the Bank hereby covenants and agrees) that any such consolidation, merger, sale or conveyance shall be upon the condition that: (i) immediately after such consolidation, merger, sale or conveyance the corporation (whether the Bank or such other corporation) formed by or surviving any such consolidation or merger, or the corporation to which such sale or conveyance shall have been made, shall not be in default in the performance or observance of any of the terms, covenants and conditions of this Note to be observed or performed by the Bank; and (ii) the corporation (if other than the Bank) formed by or surviving any such consolidation or merger, or the corporation to which such sale or conveyance shall have been made, shall be organized under the laws of the United States of America or any state thereof or the District of Columbia and shall expressly assume the due and punctual payment of the principal of, premium, if any, and interest on, this Note.  In case of any such consolidation, merger, sale, conveyance, transfer or lease, and upon the assumption by the successor corporation of the due and punctual performance of all of the covenants in this Note to be performed or observed by the Bank, such successor corporation shall succeed to and be substituted for the Bank with the same effect as if it had been named in this Note as the Bank and thereafter the predecessor corporation shall be relieved of all obligations and covenants in this Note and may be liquidated and dissolved.

Any action by the holder of this Note shall bind all future holders of this Note, and of any Note issued in exchange or substitution herefor or in place hereof, in respect of anything done or permitted by the Bank or by the Fiscal and Paying Agent in pursuance of such action.

The Fiscal and Paying Agent shall maintain at its offices a register (the register maintained in such office or any other office or agency of the Fiscal and Paying Agent, herein referred to as the “Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Fiscal and Paying Agent shall provide for the registration of the Notes and of transfers of the Notes.

The transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency of the Fiscal and Paying Agent in the Place of Payment, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Bank and the Fiscal and Paying Agent duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No provision of this Note shall alter or impair the obligation of the Bank, which is absolute and unconditional, to pay principal of, premium, if any, and interest on, this Note in U.S. dollars at the times, places and rate herein prescribed in accordance with its terms.

No service charge shall be made to a holder of this Note for any transfer or exchange of this Note, but the Bank may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Beneficial interests represented by this Note are exchangeable for definitive Notes in registered form, of like tenor and of an equal aggregate principal amount, only if (x) The Depository Trust Company, as Depositary (the “Depositary”) notifies the Bank that it is unwilling or unable to continue as Depositary for this Note or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor depositary is not

A-1-9

appointed by the Bank within 60 days, (y) the Bank, in its sole discretion, determines that this Note shall be exchangeable for definitive Notes in registered form or (z) any event shall have happened and be continuing that, after notice or lapse of time or both, would become an Event of Default.  Any Note representing such beneficial interests that is exchangeable pursuant to the preceding sentence shall be exchangeable in whole for definitive Notes in registered form, of like tenor and of an equal aggregate principal amount, in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof.  Such definitive Notes shall be registered in the name or names of such person or persons as the Depositary shall instruct the Fiscal and Paying Agent.

Prior to due presentment of this Note for registration of transfer, the Bank, the Fiscal and Paying Agent or any agent of the Bank or the Fiscal and Paying Agent may treat the holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Bank, the Fiscal and Paying Agent nor any such agent shall be affected by notice to the contrary except as required by applicable law.

All notices to the Bank under this Note shall be in writing and addressed to the Bank, c/o First Tennessee Bank National Association, 165 Madison Avenue, Memphis, Tennessee  38103, Attention: Senior Vice President – Funds Management, Facsimile: (901) 523-4306, or to such other address of the Bank as the Bank may notify the holder of this Note.

This Note shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles, and all applicable federal laws and regulations.

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ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of the within Note, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM — as tenants in common

TEN ENT — as tenants by the entireties

JT TEN —       as joint tenants with right of
survivorship and not as tenants
in common

UNIF GIFT MIN ACT — _____________an _____________

(Cust)                   (Minor)

under Uniform Gifts to Minors Act

__________________________________
(State)

Additional abbreviations may also be used
though not in the above list.

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ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s)
unto _________________________________________________________________

______________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER TAX IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address,

including postal zip code, of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints

______________________________________________________________________________

______________________________________________________________________________

to transfer said Note on the books of the Fiscal and Paying Agent, with full power of substitution in the premises.

Dated:__________________                          __________________________________________

                                                                                                                     NOTICE:  The signature to this assignment must correspond
                                 with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever.

________________________________

Signature Guarantee

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OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably request(s) and instruct(s) the Bank to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the principal amount hereof to be repaid, together with accrued and unpaid interest hereon, payable to the date of repayment, to the undersigned, at _________________________________ _____________________________________________________________________________.

(Please print or typewrite name and address of the undersigned)

For this Note to be repaid, the undersigned must give to the Fiscal and Paying Agent at its offices located at 3800 Colonnade Parkway, Suite 490, Birmingham, Alabama 35243, Attention: Corporate Trust Department, Telecopy: (205) 968-9145, or at such other place or places of which the Bank shall from time to time notify the holder of this Note, not more than 60 days nor less than 30 days prior notice to the date of repayment, with this “Option to Elect Repayment” form duly completed.

If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be increments of $1,000) which the holder elects to have repaid and specify the denomination or denominations (which shall be $250,000 or an integral multiple of $1,000 in excess thereof) of the Notes to be issued to the holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid):

$______________________________          ______________________________

                                                                        NOTICE:  The signature on this

Dated:  ________________________            “Option to Elect Repayment” form must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever.

________________________________

Signature Guarantee

A-1-13

Exhibit A-2

[FORM OF FLOATING RATE NOTE]

THIS NOTE IS AN OBLIGATION SOLELY OF FIRST TENNESSEE BANK NATIONAL ASSOCIATION (THE “BANK”) AND WILL NOT BE AN OBLIGATION OF, OR OTHERWISE GUARANTEED BY, FIRST HORIZON NATIONAL CORPORATION.  THIS NOTE DOES NOT EVIDENCE DEPOSITS OF THE BANK AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.  THE OBLIGATIONS EVIDENCED BY THIS NOTE RANK PARI PASSU WITH ALL OTHER SENIOR UNSECURED INDEBTEDNESS OF THE BANK, EXCEPT DEPOSIT LIABILITIES (AS PROVIDED IN SECTION 11(D)(11) OF THE FEDERAL DEPOSIT INSURANCE ACT) AND OTHER OBLIGATIONS THAT ARE SUBJECT TO ANY PRIORITIES OR PREFERENCES.  IN A LIQUIDATION OR OTHER RESOLUTION OF THE BANK, THIS NOTE WOULD BE TREATED DIFFERENTLY FROM, AND HOLDERS OF THIS NOTE COULD RECEIVE, IF ANYTHING, SIGNIFICANTLY LESS THAN HOLDERS OF, DEPOSIT LIABILITIES OF THE BANK.

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (THE “DEPOSITARY”) TO THE BANK OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS NOTE IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS NOTE MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

THIS NOTE IS ISSUABLE ONLY IN FULLY REGISTERED FORM IN MINIMUM DENOMINATIONS OF $250,000 AND INTEGRAL MULTIPLES OF $1,000 IN EXCESS THEREOF.  EACH OWNER OF A BENEFICIAL INTEREST IN THIS NOTE MUST BE AN INSTITUTIONAL INVESTOR WHO IS AN “ACCREDITED INVESTOR” WITHIN THE MEANING OF RULE 501 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IS REQUIRED TO HOLD A BENEFICIAL INTEREST IN A $250,000 PRINCIPAL AMOUNT OR ANY INTEGRAL MULTIPLE OF $1,000 IN EXCESS THEREOF OF THIS NOTE AT ALL TIMES.

A-2-1

No. FLR-_____                                                                                                            REGISTERED

CUSIP NO.:  _________

FIRST TENNESSEE BANK NATIONAL ASSOCIATION
GLOBAL BANK NOTE

(Floating Rate)

ORIGINAL ISSUE DATE:	PRINCIPAL AMOUNT: $
INITIAL INTEREST RATE: %	MATURITY DATE:
INTEREST RATE BASIS OR BASES:	INDEX MATURITY:
IF LIBOR: [ ] LIBOR Moneyline Telerate Page: [ ] LIBOR Reuters Page: Designated LIBOR Currency:	REGULAR RECORD DATES (if other than the fifteenth calendar day (whether of not a Business Day) prior to each Interest Payment Date):
IF CMT RATE: CMT Moneyline Telerate Page: If Moneyline Telerate Page 7052: [ ] Weekly Average [ ] Monthly Average

INDEX CURRENCY:	SPREAD (PLUS OR MINUS) AND/OR SPREAD MULTIPLIER:
MAXIMUM INTEREST RATE:	MINIMUM INTEREST RATE:
INTEREST PAYMENT DATES:	INTEREST PAYMENT PERIOD:
INITIAL INTEREST RESET DATE:	INTEREST RESET PERIOD:
INTEREST RESET DATES:	CALCULATION AGENT (if other than JPMorgan Chase Bank, National Association):
INITIAL REDEMPTION DATE:	ANNUAL REDEMPTION PERCENTAGE REDUCTION:
HOLDER’S OPTIONAL REPAYMENT DATE(S):	INITIAL REDEMPTION PERCENTAGE:
INTEREST CALCULATION: [ ] Regular Floating Rate Note [ ] Floating Rate/Fixed Rate Note Fixed Rate Commencement Date: Fixed Interest Rate: [ ] Inverse Floating Rate Note Fixed Interest Rate:

DAY COUNT CONVENTION

[   ]  30/360 for the period
from and including ______ to but excluding _____.

[   ]  Actual/360 for the period
from and including ______ to but excluding ______.

[   ]  Actual/Actual for the period
from and including ______ to but excluding ______.

ADDENDUM ATTACHED: [ ] Yes	ORIGINAL ISSUE DISCOUNT [ ] Yes

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[ ] No	[ ] No Total Amount of OID: Yield to Maturity: Initial Accrual Period:
OTHER PROVISIONS:	DEFAULT RATE: %
A-2-3

First Tennessee Bank National Association (the “Bank”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of ________________________ U.S. Dollars on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date) and to pay interest thereon from and including the Original Issue Date specified above or from and including the most recent interest payment date to which interest on this Note (or any predecessor Note) has been paid or duly provided for, on the Interest Payment Dates specified above (each, an “Interest Payment Date”) and at maturity or upon earlier redemption or repayment, if applicable, commencing on the first Interest Payment Date next succeeding the Original Issue Date (or, if the Original Issue Date is between a Regular Record Date (as defined below) and the Interest Payment Date immediately following such Regular Record Date, on the second Interest Payment Date following the Original Issue Date), at a rate per annum equal to the Initial Interest Rate specified above until the Initial Interest Reset Date specified above and thereafter at a rate per annum determined in accordance with the provisions hereof and any Addendum relating hereto depending upon the Interest Rate Basis or Bases, if any, and such other terms specified above, until the principal hereof is paid or made available for payment, and (to the extent that the payment of such interest shall be legally enforceable) at the Default Rate per annum specified above on any overdue principal and premium, if any, and on any overdue installment of interest.  If no Default Rate is specified above, the Default Rate shall be the Interest Rate on this Note specified above.  The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Note (or any predecessor Note) is registered at the close of business on the Regular Record Date, which shall be the fifteenth calendar day (whether or not a Business Day (as defined below)) prior to such Interest Payment Date (unless otherwise specified on the face hereof) (each, a “Regular Record Date”); provided, however, that interest payable at maturity or upon earlier redemption or repayment, if applicable, will be payable to the person to whom principal shall be payable.  Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the holder as of the close of business on such Regular Record Date and may either be paid to the person in whose name this Note (or any predecessor Note) is registered at the close of business on a special record date for the payment of such defaulted interest (the “Special Record Date”) to be fixed by the Bank, notice of which shall be given to the holders of Notes not less than 10 calendar days prior to such Special Record Date, or be paid at any time in any other lawful manner.

Payment of principal of, premium, if any, and interest on, this Note will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  The Bank will at all times appoint and maintain an fiscal and paying agent (the “Fiscal and Paying Agent,” which term shall include any successor Fiscal and Paying Agent), authorized by the Bank to pay principal of, premium, if any, and interest on, this Note on behalf of the Bank pursuant to a fiscal and paying agency agreement (the “Fiscal and Paying Agency Agreement”) and having an office or agency (the “Fiscal and Paying Agent Office”) in The City of New York or the city in which the Fiscal and Paying Agent’s corporate trust office is located (the “Place of Payment”), where this Note may be presented or surrendered for payment and where notices, designations or requests in respect of payments with respect to this Note may be served.  The Bank has initially appointed JPMorgan Chase Bank, National Association as the Fiscal and Paying Agent, with the Fiscal and Paying Agent Office currently located at 3800 Colonnade Parkway, Suite 490, Birmingham, Alabama 35243, Attention: Corporate Trust Department, Telecopy: (205) 968-9145.  The Bank may remove the Fiscal and Paying Agent pursuant to the

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terms of the Fiscal and Paying Agency Agreement and may appoint a successor Fiscal and Paying Agent.

Payment of principal of, premium, if any, and interest on, this Note due at maturity or upon earlier redemption or repayment, if applicable, will be made in immediately available funds upon presentation and surrender of this Note to the Fiscal and Paying Agent at the Fiscal and Paying Agent Office; provided that this Note is presented to the Fiscal and Paying Agent in time for the Fiscal and Paying Agent to make such payment in accordance with its normal procedures.  Payments of interest on this Note (other than at maturity or upon earlier redemption or repayment) will be made by wire transfer to such account as has been appropriately designated to the Fiscal and Paying Agent by the person entitled to such payments.

Reference herein to “this Note,” “hereof,” “herein” and comparable terms shall include an Addendum hereto if an Addendum is specified above.

Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

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            IN WITNESS WHEREOF, the Bank has caused this Note to be duly executed.

FIRST TENNESSEE BANK NATIONAL ASSOCIATION

By:
Authorized Signatory

Dated:

FISCAL AND PAYING AGENT'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the Fiscal and Paying Agency Agreement.

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,

as Fiscal and Paying Agent

By:

Authorized Signatory

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[Reverse]

          This Note is one of a duly authorized issue of Bank Notes due from 30 days or more from date of issue (the “Notes”).

          If any Interest Payment Date (other than at the Maturity Date or date of earlier redemption or repayment of this Note) would otherwise fall on a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding day that is a Business Day, except that if an Interest Rate Basis is LIBOR, as indicated on the face hereof, and such next Business Day falls in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding day that is a Business Day.  Except as provided above, interest payments will be made on the Interest Payment Dates shown on the face hereof.  If the Maturity Date or date of earlier redemption or repayment of this Note falls on a day which is not a Business Day, the related payment of principal of, premium, if any, and interest on, this Note shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue on the amount so payable for the period from and after such Maturity Date or date of earlier redemption or repayment, as the case may be.

          This Note will not be subject to any sinking fund.  If so provided on the face of this Note, this Note may be redeemed by the Bank either in whole or in part on and after the Initial Redemption Date, if any, specified on the face hereof.  If no Initial Redemption Date is specified on the face hereof, this Note may not be redeemed prior to the Maturity Date.  On and after the Initial Redemption Date, if any, this Note may be redeemed in increments of $1,000 (provided that any remaining principal amount hereof shall be at least $250,000) at the option of the Bank at the applicable Redemption Price (as defined below), together with unpaid interest accrued hereon at the applicable rate borne by this Note to the date of redemption (each such date, a “Redemption Date”), on written notice given not more than 60 nor less than 30 calendar days prior to the Redemption Date to the registered holder hereof.  Whenever less than all the Notes at any time outstanding are to be redeemed, the terms of the Notes to be so redeemed shall be selected by the Bank.  If less than all the Notes with identical terms at any time outstanding are to be redeemed, the Notes to be so redeemed shall be selected by the Fiscal and Paying Agent by lot or in any usual manner approved by it.  In the event of redemption of this Note in part only, a new Note for the unredeemed portion hereof shall be issued in the name of the holder hereof upon the surrender hereof.

          The “Redemption Price” shall initially be the Initial Redemption Percentage specified on the face hereof of the principal amount of this Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date specified on the face hereof by the Annual Redemption Percentage Reduction, if any, specified on the face hereof, of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.

          This Note may be subject to repayment at the option of the holder hereof in accordance with the terms hereof on the Holder’s Optional Repayment Date(s), if any, specified on the face hereof.  If no Holder’s Optional Repayment Date is specified on the face hereof, this Note will not be repayable at the option of the holder hereof prior to maturity.  On any Holder’s Optional Repayment Date, this Note will be repayable in whole or in part in increments of $1,000 (provided that any remaining principal amount hereof will be at least $250,000) at the option of the holder hereof at a repayment price equal to 100% of the principal amount to be repaid, together with accrued and

A-2-7

unpaid interest hereon payable to the date of repayment.  For this Note to be repaid in whole or in part at the option of the holder hereof on a Holder’s Optional Repayment Date, this Note must be delivered, with the form entitled “Option to Elect Repayment” attached hereto duly completed, to the Fiscal and Paying Agent at its offices located at 3800 Colonnade Parkway, Suite 490, Birmingham, Alabama 35243, Attention: Corporate Trust Department, Telecopy: (205) 968-9145, or at such other address which the Bank shall from time to time notify the holders of the Notes, not more than 60 nor less than 30 calendar days prior to such Holder’s Optional Repayment Date.  In the event of repayment of this Note in part only, a new Note for the unrepaid portion hereof shall be issued in the name of the holder hereof upon the surrender hereof.  Exercise of such repayment option by the holder hereof shall be irrevocable.

          The interest rate borne by this Note shall be determined as follows:

          1.         If this Note is designated as a Regular Floating Rate Note on the face hereof or if no designation is made for Interest Calculation on the face hereof, then, except as described below or in an Addendum hereto, this Note shall bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases shown on the face hereof (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any, specified and applied in the manner described on the face hereof.  Commencing on the Initial Interest Reset Date, the rate at which interest on this Note is payable shall be reset as of each Interest Reset Date specified on the face hereof; provided, however, that the interest rate in effect for the period from the Original Issue Date to but excluding the Initial Interest Reset Date will be the Initial Interest Rate.

          2.         If this Note is designated as a Floating Rate/Fixed Rate Note on the face hereof, then, except as described below or in an Addendum hereto, this Note shall bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases shown on the face hereof (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any, specified and applied in the manner described on the face hereof.  Commencing on the Initial Interest Reset Date, the rate at which interest on this Note is payable shall be reset as of each Interest Reset Date specified on the face hereof; provided, however, that (a) the interest rate in effect for the period from the Original Issue Date to but excluding the Initial Interest Reset Date shall be the Initial Interest Rate; and (b) the interest rate in effect for the period commencing on, and including, the Fixed Rate Commencement Date to but excluding the Maturity Date or date of earlier redemption or repayment shall be the Fixed Interest Rate, if such a rate is specified on the face hereof or, if no such Fixed Interest Rate is so specified, the interest rate in effect hereon on the Business Day immediately preceding the Fixed Rate Commencement Date.

          3.         If this Note is designated as an Inverse Floating Rate Note on the face hereof, then, except as described below or in an Addendum hereto, this Note shall bear interest equal to the Fixed Interest Rate indicated on the face hereof minus the rate determined by reference to the applicable Interest Rate Basis or Bases shown on the face hereof (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any, specified and applied in the manner described on the face hereof; provided, however, that, unless otherwise specified on the face hereof, the interest rate hereon will not be less than zero percent.  Commencing on the Initial Interest Reset Date, the rate at which interest on this Note is payable shall be reset as of each Interest Rate Reset Date specified on the face hereof; provided, however, that the interest rate in

A-2-8

effect for the period from the Original Issue Date to but excluding the Initial Interest Reset Date shall be the Initial Interest Rate.

          Notwithstanding the foregoing, if this Note is designated on the face hereof as having an Addendum attached, this Note shall bear interest in accordance with the terms described in such Addendum.

          Except as set forth above or specified on the face hereof or in an Addendum hereto, the interest rate in effect on each day shall be (a) if such day is an Interest Reset Date, the interest rate determined as of the Interest Determination Date (as defined below) immediately preceding such Interest Reset Date or (b) if such day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding the most recent Interest Reset Date.  If any Interest Reset Date (which term includes the term Initial Interest Reset Date unless the context otherwise requires) would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding day that is a Business Day, except that if an Interest Rate Basis specified on the face hereof is LIBOR and such next Business Day falls in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day.  In addition, if the Treasury Rate is an applicable Interest Rate Basis and the Interest Determination Date would otherwise fall on an Interest Reset Date, then such Interest Reset Date will be postponed to the next succeeding Business Day.

          Unless otherwise specified on the face hereof, interest payable on this Note on any Interest Payment Date shall be the amount of interest accrued from and including the next preceding Interest Payment Date in respect of which interest has been paid (or from and including the Original Issue Date specified on the face hereof, if no interest has been paid), to but excluding the related Interest Payment Date or Maturity Date or date of earlier redemption or repayment, as the case may be.

          Unless otherwise specified on the face hereof, accrued interest hereon shall be an amount calculated by multiplying the principal amount hereof by an accrued interest factor.  Such accrued interest factor shall be computed by adding the interest factor calculated for each day in the period for which accrued interest is being calculated.  Unless otherwise specified on the face hereof, the interest factor for each such day shall be computed by dividing the interest rate applicable to such day by 360 if the CD Rate, the Commercial Paper Rate, the Eleventh District Cost of Funds Rate, the Federal Funds Rate, the J.J. Kenny Rate, LIBOR or the Prime Rate is an applicable Interest Rate Basis or by the actual number of days in the year if the CMT Rate or the Treasury Rate is an applicable Interest Rate Basis.  If interest on this Note is to be calculated with reference to two or more Interest Rate Bases as specified on the face hereof, the interest factor will be calculated in each period in the same manner as if only one of the applicable Interest Rate Bases applied.

          The interest rate applicable to each day in an Interest Reset Period commencing on the related Interest Reset Date will be determined by the Calculation Agent as of the applicable Interest Determination Date (as defined below) and will be calculated by the Calculation Agent on or prior to the Calculation Date (as defined below), except with respect to LIBOR, which will be calculated on such Interest Determination Date.  Unless otherwise specified on the face hereof, the “Interest Determination Date” with

A-2-9

respect to the CD Rate, the CMT Rate, the Commercial Paper Rate, the Federal Funds Rate, the J.J. Kenny Rate and the Prime Rate will be the second Business Day immediately preceding the applicable Interest Reset Date; the Interest Determination Date with respect to the Eleventh District Cost of Funds Rate will be the last working day of the month immediately preceding each Interest Reset Date on which the Federal Home Loan Bank of San Francisco (the “FHLB of San Francisco”) publishes the Index (as defined herein); the “Interest Determination Date” with respect to LIBOR shall be the second London Banking Day (as defined below) immediately preceding the applicable Interest Reset Date, unless the Designated LIBOR Currency is British pounds sterling, in which case the “Interest Determination Date” will be the applicable Interest Reset Date; the “Interest Determination Date” with respect to the Treasury Rate will be the day in the week in which the applicable Interest Reset Date falls on which day Treasury Bills (as defined below) are normally auctioned (Treasury Bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday); provided, however, that if an auction is held on the Friday of the week preceding the applicable Interest Reset Date, the related Interest Determination Date shall be such preceding Friday; and provided further that if the Interest Determination Date would otherwise fall on an Interest Reset Date, then the Interest Reset Date shall be postponed to the next succeeding Business Day.  If the interest rate of this Note is determined by reference to two or more Interest Rate Bases as specified on the face hereof, the Interest Determination Date pertaining to this Note will be the most recent Business Day which is at least two Business Days prior to the applicable Interest Reset Date on which each Interest Rate Basis is determinable.  Each Interest Rate Basis shall be determined as of such date, and the applicable interest rate shall take effect on the applicable Interest Reset Date.

          Unless otherwise specified on the face hereof, the “Calculation Date” pertaining to any Interest Determination Date will be the earlier of (i) the tenth calendar day after such Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day and (ii) the Business Day immediately preceding the applicable Interest Payment Date or Maturity Date or date of earlier redemption or repayment as the case may be.  All calculations on this Note shall be made by the Calculation Agent specified on the face hereof or such successor thereto as is duly appointed by the Bank and shall be final and binding absent manifest error.

          All percentages resulting from any calculation on this Note will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or 0.09876545) would be rounded to 9.87655% (or 0.0987655) and 9.876544% (or 0.09876544) would be rounded to 9.87654% (or 0.0987654)), and all amounts used in or resulting from such calculation will be rounded, in the case of U.S. dollars to the nearest cent or, in the case of a foreign currency, to the smallest denominational unit (with one-half cent or unit being rounded upwards).

          As used herein, “Business Day” means, unless otherwise specified on the face hereof, any day that is not a Saturday or Sunday and that in The City of New York or in Memphis, Tennessee is not a day on which banking institutions are authorized or required by law, regulation or executive order to close and, if an Interest Rate Basis shown on the face hereof is LIBOR, is also a London Banking Day.

          As used herein, unless otherwise specified on the face hereof, “London Banking Day” means a day on which commercial banks are open for business (including dealings in the Designated LIBOR Currency (as hereinafter defined)) in London.

A-2-10

          Determination of CD Rate.  If an Interest Rate Basis for this Note is the CD Rate, as indicated on the face hereof, the CD Rate shall be determined as of the applicable Interest Determination Date (a “CD Rate Interest Determination Date”) as the rate on that date for negotiable U.S. dollar certificates of deposit having the Index Maturity specified on the face hereof as published in H.15(519) (as hereinafter defined) under the heading “CDs (secondary market)”.

          In the event that the above rate is not published prior to 3:00 P.M., New York City time, on the Calculation Date pertaining to that CD Rate Interest Determination Date, then the CD Rate shall be the rate on that CD Rate Interest Determination Date set forth in H.15 Daily Update (as hereinafter defined), or another recognized electronic source, used for the purpose of displaying that rate, for that day in respect of certificates of deposit having the Index Maturity specified in the applicable Note under the caption “CDs (secondary market)”.

          If by 3:00 P.M., New York City time, on the related Calculation Date the CD Rate is not yet published in either H.15(519) or H.15 Daily Update or another recognized electronic source, the CD Rate for that CD Interest Determination Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the secondary market offered rates, as of 10:00 A.M., New York City time, on that CD Rate Interest Determination Date, of three leading nonbank dealers of negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable U.S. dollar certificates of deposit of major U.S. money market banks for negotiable certificates of deposit with a remaining maturity closest to the Index Maturity specified in the applicable Note in an amount that is representative for a single transaction in that market at that time.

          If fewer than three dealers selected by the Calculation Agent are quoting as set forth above, the CD Rate will be the CD Rate in effect on that CD Rate Interest Determination Date.

          “H.15(519)” means the weekly statistical release designated as such, or any successor publication, published by the Federal Reserve Board.

          “H.15 Daily Update” means the daily update of H.15(519), available through the web site of the Federal Reserve Board at http:/www.federalreserve.gov/releases/h15/update, or any successor site or publication.

          Determination of CMT Rate.  If an Interest Rate Basis for this Note is the CMT Rate, as indicated on the face hereof, the CMT Rate shall be determined as of the applicable Interest Determination Date (a “CMT Rate Interest Determination Date”) in accordance with the following provisions:

          (i)         If “CMT Moneyline Telerate Page 7051” is the specified CMT Moneyline Telerate Page on the face hereof, the CMT Rate on the CMT Rate Interest Determination Date shall be a percentage equal to the yield for U.S. Treasury securities at “constant maturity” having the Index Maturity as set forth in H.15(519) (as defined hereinafter) under the caption “Treasury constant maturities,” as such yield is displayed on Moneyline Telerate (or any successor service) on page 7051 (or any other page as may replace such page on such service) (“Moneyline Telerate Page 7051”) for such CMT Rate Interest Determination Date.  If such rate does not appear on Moneyline Telerate Page 7051, the CMT Rate on such

A-2-11

CMT Rate Interest Determination Date shall be a percentage equal to the yield for U.S. Treasury securities at “constant maturity” having the Index Maturity and for such CMT Rate Interest Determination Date as set forth in H.15(519) under the caption “Treasury constant maturities.”  If such rate does not appear in H.15(519), the CMT Rate on such CMT Rate Interest Determination Date shall be the rate for the period of the Index Maturity as may then be published by either the Federal Reserve Board or the U.S. Department of the Treasury that the Calculation Agent determines to be comparable to the rate which would otherwise have been published in H.15(519).  If the Federal Reserve Board or the U.S. Department of the Treasury does not publish a yield on U.S. Treasury securities at “constant maturity” having the Index Maturity for such CMT Rate Interest Determination Date, the CMT Rate on such CMT Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on such CMT Rate Interest Determination Date of three leading primary U.S. government securities dealers in The City of New York (which may include one or more of the Agents or their affiliates) (each, a “Reference Dealer”) selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)) for U.S. Treasury securities with an original maturity equal to the Index Maturity, a remaining term to maturity no more than 1 year shorter than the Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time.  If fewer than five but more than two such prices are provided as requested, the CMT Rate on such CMT Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of such quotations shall be eliminated.  If fewer than three prices are provided as requested, the CMT Rate on such CMT Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on such CMT Rate Interest Determination Date of three Reference Dealers selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)) for U.S. Treasury securities with an original maturity greater than the Index Maturity, a remaining term to maturity closest to the Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time.   If fewer than five but more than two such prices are provided as requested, the CMT Rate on such CMT Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be based on the arithmetic mean of the bid prices obtained and neither the highest nor the lowest of such quotations shall be eliminated; provided, however, that if fewer than three such prices are provided as requested, the CMT Rate determined as of such CMT Rate Interest Determination Date shall be the CMT Rate in effect on such CMT Rate Interest Determination Date.  If two such U.S. Treasury securities with an original maturity greater than the Index Maturity have remaining terms to maturity equally close to the Index Maturity, the quotes for the Treasury security with the shorter original term to maturity will be used.

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          (ii)        If “CMT Moneyline Telerate Page 7052” is the specified CMT Moneyline Telerate Page on the face hereof, the CMT Rate on the CMT Rate Interest Determination Date shall be a percentage equal to the one-week or one-month, as specified on the face hereof, average yield for U.S. Treasury securities at “constant maturity” having the Index Maturity as set forth in H.15(519) opposite the caption “Treasury constant maturities,” as such yield is displayed on Moneyline Telerate (or any successor service) on page 7052 (or any other page as may replace such page on such service) (“Moneyline Telerate Page 7052”) for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which such CMT Rate Interest Determination Date falls.  If such rate does not appear on the Moneyline Telerate Page 7052, the CMT Rate on such CMT Rate Interest Determination Date shall be a percentage equal to the one-week or one-month, as specified on the face hereof, average yield for U.S. Treasury securities at “constant maturity” having the Index Maturity and for the week or month, as applicable, preceding such CMT Rate Interest Determination Date as set forth in H.15(519) opposite the caption “Treasury constant maturities.”  If such rate does not appear in H.15(519), the CMT Rate on such CMT Rate Interest Determination Date shall be the one-week or one-month, as specified on the face hereof, average yield for U.S. Treasury securities at “constant maturity” having the Index Maturity as otherwise announced by the Federal Reserve Bank of New York for the week or month, as applicable, ended immediately preceding the week or month, as applicable, in which such CMT Rate Interest Determination Date falls.  If the Federal Reserve Bank of New York does not publish a one-week or one-month, as specified on the face hereof, average yield on U.S. Treasury securities at “constant maturity” having the Index Maturity for the applicable week or month, the CMT Rate on such CMT Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices at approximately 3:30 P.M., New York City time, on such CMT Rate Interest Determination Date of three Reference Dealers selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)) for U.S. Treasury securities with an original maturity equal to the Index Maturity, a remaining term to maturity of no more than 1 year shorter than the Index Maturity and in a principal amount that is representative for a single transaction in such securities in such market at such time.  If fewer than five but more than two such prices are provided as requested, the CMT Rate on such CMT Rate Interest Determination Date shall be the rate on the CMT Rate Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor lowest of such quotations shall be eliminated.  If fewer than three prices are provided as requested, the CMT Rate on such CMT Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield-to-maturity based on the arithmetic mean of the secondary market bid prices as of approximately 3:30 P.M., New York City time, on such CMT Rate Interest Determination Date of three Reference Dealers selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)) for U.S. Treasury securities with an original maturity longer than the Index Maturity, a remaining term to maturity closest to the Index Maturity and in a principal amount that is representative for a single

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transaction in such securities in such market at such time.  If fewer than five but more than two such prices are provided as requested, the CMT Rate on such CMT Rate Interest Determination Date shall be the rate on the CMT Rate Interest Determination Date calculated by the Calculation Agent based on the arithmetic mean of the bid prices obtained and neither the highest nor lowest of such quotations shall be eliminated; provided, however, that if fewer than three such prices are provided as requested, the CMT Rate determined as of such CMT Rate Interest Determination Date shall be the CMT Rate in effect on such CMT Rate Interest Determination Date.  If two U.S. Treasury securities with an original maturity greater than the Index Maturity have remaining terms to maturity equally close to the Index Maturity, the quotes for the Treasury security with the shorter original term to maturity will be used.

          Determination of Commercial Paper Rate.  If an Interest Rate Basis for this Note is the Commercial Paper Rate, as indicated on the face hereof, the Commercial Paper Rate shall be determined as of the applicable Interest Determination Date (a “Commercial Paper Rate Interest Determination Date”), as the Money Market Yield (as hereinafter defined) on such date of the rate for commercial paper having the Index Maturity specified on the face hereof as published in H.15(519) under the caption “Commercial paper-Nonfinancial” or, if not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Money Market Yield of the rate on such Commercial Paper Rate Interest Determination Date for commercial paper having the Index Maturity specified on the face hereof as published in H.15 Daily Update (as hereinafter defined), or such other recognized electronic source used for the purpose of displaying such rate, under the caption “Commercial paper-Nonfinancial.”  If such rate is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on such Calculation Date, then the Commercial Paper Rate on such Commercial Paper Rate Interest Determination Date will be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 A.M., New York City time, on such Commercial Paper Rate Interest Determination Date of three leading dealers of U.S. dollar commercial paper in The City of New York (which may include one or more of the Agents or their affiliates) selected by the Calculation Agent for commercial paper having the Index Maturity specified on the face hereof placed for industrial issuers whose bond rating is “Aa,” or the equivalent, from a nationally recognized statistical rating organization; provided, however, that if the dealers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate determined as of such Commercial Paper Rate Interest Determination Date will be the Commercial Paper Rate in effect on such Commercial Paper Rate Interest Determination Date.

          “Money Market Yield” means a yield (expressed as a percentage) calculated in accordance with the following formula:

                        Money Market Yield =     D x 360       x 100

                                                            360 - (D x M)

where “D” refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal and “M” refers to the actual number of days in the applicable Interest Reset Period.

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          Determination of Eleventh District Cost of Funds Rate.  If an Interest Rate Basis for this Note is the Eleventh District Cost of Funds Rate, as specified on the face hereof, the Eleventh District Cost of Funds Rate shall be determined as of the applicable Interest Determination Date (an “Eleventh District Cost of Funds Rate Interest Determination Date”) as the rate equal to the monthly weighted average cost of funds for the calendar month immediately preceding the month in which such Eleventh District Cost of Funds Rate Interest Determination Date falls as set forth under the caption “11th District” on the display on Moneyline Telerate, Inc. (or any successor service) on page 7058 (or any other page as may replace such page on such service) (“Moneyline Telerate Page 7058”) as of 11:00 A.M., San Francisco time, on such Eleventh District Cost of Funds Rate Interest Determination Date.  If such rate does not appear on Moneyline Telerate Page 7058 on such Eleventh District Cost of Funds Rate Interest Determination Date, then the Eleventh District Cost of Funds Rate on such Eleventh District Cost of Funds Rate Interest Determination Date shall be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the “Index”) by the FHLB of San Francisco as such cost of funds for the calendar month, immediately preceding such Eleventh District Cost of Funds Rate Interest Determination Date.  If the FHLB of San Francisco fails to announce the Index on or prior to such Eleventh District Cost of Funds Rate Interest Determination Date for the calendar month immediately preceding such Eleventh District Cost of Funds Rate Interest Determination Date, the Eleventh District Cost of Funds Rate determined as of such Eleventh District Cost of Funds Rate Interest Determination Date will be the Eleventh District Cost of Funds Rate in effect on such Eleventh District Cost of Funds Rate Interest Determination Date.

          Determination of Federal Funds Rate.  If an Interest Rate Basis for this Note is the Federal Funds Rate, as indicated on the face hereof, the Federal Funds Rate shall be determined as of the applicable Interest Determination Date (a “Federal Funds Rate Interest Determination Date”), as the rate on such date for U.S. dollar federal funds as published in H.15(519) under the heading “Federal Funds (Effective),” as such rate is displayed on Moneyline Telerate (or any successor service) on page 120 (or any other page as may replace such page on such service) (“Moneyline Telerate Page 120”), or, if such rate does not appear on Moneyline Telerate Page 120 or is not so published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on such Federal Funds Rate Interest Determination Date for U.S. dollar federal funds as published in  H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption “Federal Funds (Effective).”  If such rate does not appear on Moneyline Telerate Page 120 or is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on the Calculation Date, then the Federal Funds Rate on such Federal Funds Rate Interest Determination Date shall be calculated by the Calculation Agent and will be the arithmetic mean of the rates for the last transaction in overnight U.S. dollar federal funds arranged by three leading brokers of U.S. dollar federal funds transactions in The City of New York (which may include one or more of the Agents or their affiliates) selected by the Calculation Agent prior to 9:00 A.M., New York City time, on such Federal Funds Rate Interest Determination Date; provided, however, that if the brokers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate determined as of such Federal Funds Rate Interest Determination Date will be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date.

          Determination of J.J. Kenny Rate.  If an Interest Rate Basis for this Note is the J.J. Kenny Rate, as specified on the face hereof, the J.J. Kenny Rate shall be determined as of the applicable

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Interest Determination Date (a “J.J. Kenny Rate Interest Determination Date”) as the rate in the high grade weekly index (the “Weekly Index”) on such date made available by Kenny Information Systems (“Kenny”) to the Calculation Agent.  The Weekly Index Maturity is, and shall be, based upon 30-day yield evaluations at par of bonds, the interest of which is exempt from Federal income taxation under the Internal Revenue Code of 1986 (the “Code”), of not less than five high grade component issuers selected by Kenny which shall include, without limitation, issuers of general obligation bonds.  The specific issuers included among the component issuers may be changed from time to time by Kenny in its discretion.  The bonds on which the Weekly Index is based shall not include any bonds on which the interest is subject to a minimum tax or similar tax under the Code unless all tax-exempt bonds are subject to such tax.  In the event Kenny ceases to make available such Weekly Index, a successor indexing agent will be selected by the Calculation Agent, such index to reflect the prevailing rate for bonds rated in the highest short-term rating category by Moody’s Investors Service, Inc. and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. in respect of issuers most closely resembling the high grade component issuers selected by Kenny for its Weekly Index, the interest on which is (i) variable on a weekly basis, (ii) exempt from Federal income taxation under the Code and (iii) not subject to a minimum tax or similar tax under the Code unless all tax-exempt bonds are subject to such tax.  If such successor indexing agent is not available, the rate for any J.J. Kenny Interest Determination Date shall be 67% of the rate determined as if the Treasury Rate option had been originally selected.  The Calculation Agent shall calculate the J.J. Kenny Rate in accordance with the foregoing.

          Determination of LIBOR.  If an Interest Rate Basis for this Note is LIBOR, as indicated on the face hereof, LIBOR shall be determined by the Calculation Agent as of the applicable Interest Determination Date (a “LIBOR Interest Determination Date”) in accordance with the following provisions:

          (i)         LIBOR will be either:  (a) if “LIBOR Moneyline Telerate” is specified on the face hereof or if neither “LIBOR Reuters” nor “LIBOR Moneyline Telerate” is specified on the face hereof as the method for calculating LIBOR, the rate for deposits in the Designated LIBOR Currency having the Index Maturity specified on the face hereof, commencing on the Interest Reset Date following such LIBOR Determination Date, that appears on the Designated LIBOR Page (as defined hereinafter) as of 11:00 A.M., London time, on such LIBOR Interest Determination Date; or (b) if “LIBOR Reuters” is specified on the face hereof, the arithmetic mean of the offered rates (unless the Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate shall be used) for deposits in the Designated LIBOR Currency having the Index Maturity specified on the face hereof, commencing on such Interest Reset Date, that appear (or, if only a single rate is required as aforesaid, appears) on the Designated LIBOR Page as of 11:00 A.M., London time, on such LIBOR Interest Determination Date.  If fewer than two such offered rates so appear, or if no such rate so appears, as applicable, LIBOR on such LIBOR Interest Determination Date will be determined in accordance with the provisions described in clause (ii) below.

          (ii)        With respect to a LIBOR Interest Determination Date on which fewer than two offered rates appear, or no rate appears, as the case may be, on the Designated LIBOR Page as specified in clause (i) above, the Calculation Agent shall request the principal London offices of each of four major reference banks (which may include affiliates of the

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Agents) in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in the Designated LIBOR Currency for the period of the Index Maturity specified on the face hereof, commencing on the Interest Reset Date following such LIBOR Determination Date, to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in the Designated LIBOR Currency in such market at such time.  If at least two such quotations are so provided, then LIBOR on such LIBOR Interest Determination Date will be the arithmetic mean calculated by the Calculation Agent of such quotations.  If fewer than two such quotations are so provided, then LIBOR on such LIBOR Interest Determination Date will be the arithmetic mean calculated by the Calculation Agent of the rates quoted at approximately 11:00 A.M., in the applicable Principal Financial Center, on such LIBOR Interest Determination Date by three major banks (which may include affiliates of one or more of the Agents) in such Principal Financial Center selected by the Calculation Agent for loans in the Designated LIBOR Currency to leading European banks, having the Index Maturity specified on the face hereof and in a principal amount that is representative for a single transaction in the Designated LIBOR Currency in such market at such time; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR determined as of such LIBOR Interest Determination Date shall be LIBOR in effect on such LIBOR Interest Determination Date.

          “Designated LIBOR Currency” means the currency specified on the face hereof as to which LIBOR shall be calculated or, if no such currency is specified on the face hereof, U.S. dollars.

          “Designated LIBOR Page” means (a) if “LIBOR Reuters” is specified on the face hereof, the display on the Reuters Monitor Money Rates Service (or any successor service) on the page specified on the face hereof (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for the Designated LIBOR Currency, or (b) if “LIBOR Moneyline Telerate” is specified on the face hereof or neither “LIBOR Reuters” nor “LIBOR Moneyline Telerate” is specified on the face hereof as the method for calculating LIBOR, the display on Moneyline Telerate (or any successor service) on the page specified on the face hereof (or any other page as may replace such page on such service) for the purpose of displaying the London interbank rates of major banks for the Designated LIBOR Currency.

          “Principal Financial Center” means (i) the capital city of the country issuing the specified currency, or (ii) the capital city of the country to which the Designated LIBOR Currency, if applicable, relates, except, in each case, that with respect to U.S. dollars, Australian dollars, Canadian dollars, euros, South African rand and Swiss francs, the “Principal Financial Center” shall be The City of New York, Sydney, Toronto, The City of London (solely in the case of the Designated LIBOR currency), Johannesburg and Zurich, respectively.

          Determination of Prime Rate.  If an Interest Rate Basis for this Note is the Prime Rate, as indicated on the face hereof, the Prime Rate shall be determined as of the applicable Interest Determination Date (a “Prime Rate Interest Determination Date”), as the rate on such date as such rate is published in H.15(519) under the caption “Bank prime loan” or, if not published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on such Prime Rate Interest

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Determination Date as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption “Bank prime loan.”  If such rate is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on the related Calculation Date, then the Prime Rate shall be the arithmetic mean calculated by the Calculation Agent of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME 1 Page (as hereinafter defined) as such bank’s prime rate or base lending rate as of 11:00 A.M., New York City time, on such Prime Rate Interest Determination Date.  If fewer than four such rates so appear on the Reuters Screen USPRIME 1 Page for such Prime Rate Interest Determination Date by 3:00 P.M., New York City time, on the related Calculation Date, then the Prime Rate shall be the arithmetic mean calculated by the Calculation Agent of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Rate Interest Determination Date by three major banks (which may include affiliates of one or more of the Agents) in The City of New York selected by the Calculation Agent; provided, however, that if the banks so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Prime Rate determined as of such Prime Rate Interest Determination Date will be the Prime Rate in effect on such Prime Rate Interest Determination Date.

          “Reuters Screen USPRIME 1 Page” means the display on the Reuters Monitor Money Rates Service (or any successor service) on the “USPRIME 1 Page” (or such other page as may replace the USPRIME 1 Page on such service) for the purpose of displaying prime rates or base lending rates of major U.S. banks.

          Determination of Treasury Rate.  If an Interest Rate Basis for this Note is the Treasury Rate, as specified on the face hereof, the Treasury Rate shall be determined as of the applicable Interest Determination Date (a “Treasury Rate Interest Determination Date”), as the rate from the auction held on such Treasury Rate Interest Determination Date (the “Auction”) of direct obligations of the U.S. (“Treasury Bills”) having the Index Maturity specified on the face hereof under the caption “INVESTMENT RATE” on the display on Moneyline Telerate (or any successor service) on page 56 (or any other page as may replace such page on such service) (“Moneyline Telerate Page 56”) or page 57 (or any other page as may replace such page on such service) (“Moneyline Telerate Page 57”) or, if not so published by 3:00 P.M., New York City time, on the related Calculation Date, the Bond Equivalent Yield (as hereinafter defined) of the rate for such Treasury Bills as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate,

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under the caption “U.S. Government Securities/Treasury Bills/Auction High.”  If such rate is not so published in H.15 Daily Update or another recognized-electronic source by 3:00 P.M., New York City time, on the related Calculation Date, the Treasury Rate on such Treasury Rate Interest Determination Date shall be the Bond Equivalent Yield of the auction rate of such Treasury Bills as announced by the U.S. Department of the Treasury.  In the event that such auction rate is not so announced by the U.S. Department of the Treasury on such Calculation Date, or if no such Auction is held, then the Treasury Rate on such Treasury Rate Interest Determination Date shall be the Bond Equivalent Yield of the rate on such Treasury Rate Interest Determination Date of Treasury Bills having the Index Maturity specified on the face hereof as published in H.15(519) under the caption “U.S. government securities/Treasury bills/secondary market” or, if not yet published by 3:00 P.M., New York City time, on the related Calculation Date, the rate on such Treasury Rate Interest Determination Date of such Treasury Bills as published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying such rate, under the caption “U.S. government securities/Treasury bills/secondary market.”  If such rate is not yet published in H.15(519), H.15 Daily Update or another recognized electronic source by 3:00 P.M., New York City time, on the related Calculation Date, then the Treasury Rate on such Treasury Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Rate Interest Determination Date, of three leading primary U.S. government securities dealers (which may include one or more of the Agents or their affiliates) selected by the Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof; provided, however, that if the dealers so selected by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate determined as of such Treasury Rate Interest Determination Date will be the Treasury Rate in effect on such Treasury Rate Interest Determination Date.

“Bond Equivalent Yield” means a yield (expressed as a percentage) calculated in accordance with the following formula:

Bond Equivalent Yield=	D x N	x 100
360 - (D x M)

where “D” refers to the applicable per annum rate for Treasury Bills quoted on a bank discount basis and expressed as a decimal, “N” refers to 365 or 366, as the case may be, and “M” refers to the actual number of days in the applicable Interest Reset Period.

Any provision contained herein, including the determination of an Interest Rate Basis, the specification of an Interest Rate Basis, calculation of the interest rate applicable to this Note, its Interest Payment Dates or any other matter relating hereto may be modified as specified in an Addendum relating hereto if so specified on the face hereof.

Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof.  In addition to any Maximum Interest Rate applicable hereto pursuant to the above provisions, the interest rate on this Note will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by U.S. law of general application.  The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Calculation Date.  Unless otherwise specified on the face hereof, JPMorgan Chase Bank, National Association will be the Calculation Agent.

At the request of the holder hereof, the Calculation Agent shall provide to the holder hereof the interest rate hereon then in effect and, if determined, the interest rate which shall become effective as of the next Interest Reset Date.

If this Note is an Original Issue Discount Note and if an Event of Default with respect to this Note shall have occurred and be continuing, the Default Amount (as defined hereafter) of this Note may be declared due and payable in the manner and with the effect provided herein.  The “Default Amount” shall be equal to the adjusted issue price as of the first day of the accrual period, as

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determined under Final Treasury Regulation Section 1.1272-1(b)(1)(ii) (or successor regulation) under the U.S. Internal Revenue Code of 1986, as amended, in which the date of acceleration occurs increased by the daily portion of the accrued original issue discount for each day in such accrual period ending on the date of acceleration, as determined under Final Treasury Regulation Section 1.1272-1(b)(1) (or successor regulation) under the U.S. Internal Revenue Code of 1986, as amended.  Upon payment of (i) the principal, or premium, if any, so declared due and payable and (ii) interest on any overdue principal and overdue interest or premium, if any (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Bank's obligations in respect of the payment of principal of, premium, if any, and interest on, this Note shall terminate.

In case any Note shall at any time become mutilated, destroyed, lost or stolen, and such Note or evidence of the loss, theft or destruction thereof satisfactory to the Bank and the Fiscal and Paying Agent and such other documents or proof as may be required by the Bank and the Fiscal and Paying Agent shall be delivered to the Fiscal and Paying Agent, the Bank shall issue a new Note, of like tenor and principal amount, having a serial number not contemporaneously outstanding, in exchange and substitution for the mutilated Note or in lieu of the Note destroyed, lost or stolen but, in the case of any destroyed, lost or stolen Note, only upon receipt of evidence satisfactory to the Bank and the Fiscal and Paying Agent that such Note was destroyed, stolen or lost, and, if required, upon receipt of indemnity satisfactory to the Bank and the Fiscal and Paying Agent.  Upon the issuance of any substituted Note, the Bank and the Fiscal and Paying Agent may require the payment of a sum sufficient to cover all expenses and reasonable charges connected with the preparation and delivery of a new Note.  If any Note that has matured or has been redeemed or repaid or is about to mature or to be redeemed or repaid shall become mutilated, destroyed, lost or stolen, the Bank may, instead of issuing a substitute Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Note) upon compliance by the holder with the provisions of this paragraph.

No recourse shall be had for the payment of principal of, premium, if any, or interest on, this Note for any claim based hereon, or otherwise in respect hereof, against any shareholder, employee, agent, officer or director, as such, past, present or future, of the Bank or of any successor corporation, banking association or other legal entity (collectively, “corporation”), either directly or through the Bank or any corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

The occurrence of any of the following events shall constitute an “Event of Default” with respect to this Note: (i) default in the payment of any interest with respect to any of the Notes issued by the Bank when due, which continues for 30 calendar days; (ii) default in the payment of any principal of, or premium, if any, on, any of the Notes issued by the Bank when due; (iii) the entry by a court having jurisdiction in the premises or administrative or governmental agency or body of (a) a decree or order for relief in respect of the Bank in an involuntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or (b) a decree or order appointing a conservator, receiver, liquidator, assignee, trustee, sequestrator or any other similar official of the Bank, or of substantially all of the property of the Bank, or ordering the winding up or liquidation of the affairs of the Bank, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive

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days; or (iv) the commencement by the Bank of a voluntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent by the Bank to the entry of a decree or order for relief in an involuntary case or proceeding under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding, or the filing by the Bank of a petition or answer or consent seeking reorganization or relief under any applicable U.S. federal or state bankruptcy, insolvency, reorganization or similar law, or the consent by the Bank to the filing of such petition or to the appointment of or taking possession by a custodian, conservator, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Bank or of substantially all of the property of the Bank, or the making by the Bank of an assignment for the benefit of creditors, or the taking of corporate action by the Bank in furtherance of any such action.  If an Event of Default shall occur and be continuing, the holder of this Note may declare the principal amount of, accrued interest and premium, if any, on, this Note due and payable immediately by written notice to the Bank.  Upon such declaration and notice, such principal amount, accrued interest and premium, if any, shall become immediately due and payable.  Any Event of Default with respect to this Note may be waived by the holder hereof.

The Fiscal and Paying Agency Agreement provides that the Bank will promptly notify, and provide copies of any such notice to, the Fiscal and Paying Agent, and the Fiscal and Paying Agent will promptly mail by first-class mail, postage prepaid, copies of such notice to the holders of the Notes, upon the occurrence of an Event of Default or of the curing or waiver of an Event of Default.

Nothing contained herein shall prevent any consolidation or merger of the Bank with any other corporation or successive consolidations or mergers in which the Bank or its successor or successors shall be a party or parties, or shall prevent any sale, conveyance, transfer or lease of the property of the Bank as an entirety or substantially as an entirety to any other corporation authorized to acquire and operate the same; provided, however (and the Bank hereby covenants and agrees) that any such consolidation, merger, sale or conveyance shall be upon the condition that: (i) immediately after such consolidation, merger, sale or conveyance the corporation (whether the Bank or such other corporation) formed by or surviving any such consolidation or merger, or the corporation to which such sale or conveyance shall have been made, shall not be in default in the performance or observance of any of the terms, covenants and conditions of this Note to be observed or performed by the Bank; and (ii) the corporation (if other than the Bank) formed by or surviving any such consolidation or merger, or the corporation to which such sale or conveyance shall have been made, shall be organized under the laws of the United States of America or any state thereof or the District of Columbia and shall expressly assume the due and punctual payment of the principal of, premium, if any, and interest on, this Note.  In case of any such consolidation, merger, sale, conveyance, transfer or lease, and upon the assumption by the successor corporation of the due and punctual performance of all of the covenants in this Note to be performed or observed by the Bank, such successor corporation shall succeed to and be substituted for the Bank with the same effect as if it had been named in this Note as the Bank and thereafter the predecessor corporation shall be relieved of all obligations and covenants in this Note and may be liquidated and dissolved.

A-2-21

Any action by the holder of this Note shall bind all future holders of this Note, and of any Note issued in exchange or substitution herefor or in place hereof, in respect of anything done or permitted by the Bank or by the Fiscal and Paying Agent in pursuance of such action.

The Fiscal and Paying Agent shall maintain at its offices a register (the register maintained in such office or any other office or agency of the Fiscal and Paying Agent, herein referred to as the “Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Fiscal and Paying Agent shall provide for the registration of the Notes and of transfers of the Notes.

The transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency of the Fiscal and Paying Agent in the Place of Payment, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Bank and the Fiscal and Paying Agent duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

No provision of this Note shall alter or impair the obligation of the Bank, which is absolute and unconditional, to pay principal of, premium, if any, and interest on, this Note in U.S. dollars at the times, places and rate herein prescribed in accordance with its terms.

No service charge shall be made to a holder of this Note for any transfer or exchange of this Note, but the Bank may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

Beneficial interests represented by this Note are exchangeable for definitive Notes in registered form, of like tenor and of an equal aggregate principal amount, only if (x) The Depository Trust Company, as Depositary (the “Depositary”) notifies the Bank that it is unwilling or unable to continue as Depositary for this Note or if at any time the Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and a successor depositary is not appointed by the Bank within 60 days, (y) the Bank in its sole discretion determines that this Note shall be exchangeable for definitive Notes in registered form or (z) any event shall have happened and be continuing that, after notice or lapse of time or both, would become an Event of Default.  Any Note representing such beneficial interests that is exchangeable pursuant to the preceding sentence shall be exchangeable in whole for definitive Notes in registered form, of like tenor and of an equal aggregate principal amount, in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof.  Such definitive Notes shall be registered in the name or names of such person or persons as the Depositary shall instruct the Fiscal and Paying Agent.

            Prior to due presentment of this Note for registration of transfer, the Bank, the Fiscal and Paying Agent or any agent of the Bank or the Fiscal and Paying Agent may treat the holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Bank, the Fiscal and Paying Agent nor any such agent shall be affected by notice to the contrary except as required by applicable law.

            All notices to the Bank under this Note shall be in writing and addressed to the Bank, c/o First Tennessee Bank National Association, 165 Madison Avenue, Memphis, Tennessee  38103,

A-2-22

Attention:  Senior Vice President – Funds Management, facsimile (901) 523-4306, or to such other address of the Bank as the Bank may notify the holder of this Note.

            This Note shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles, and all applicable federal laws and regulations.

A-2-23

ABBREVIATIONS

The following abbreviations, when used in the inscription on the face of the within Note, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	—	as tenants in common
TEN ENT	—	as tenants by the entireties
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT		—	______________ Custodian _____________ (Cust) (Minor) under Uniform Gifts to Minors Act

                                                                                      (State)

Additional abbreviations may also be used

though not in the above list.

A-2-24

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s)
unto _________________________________________________________________

______________________________________________________________________________

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER TAX IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________________________________________

______________________________________________________________________________

(Please print or typewrite name and address,

including postal zip code, of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints

______________________________________________________________________________

______________________________________________________________________________

to transfer said Note on the books of the Fiscal and Paying Agent, with full power of substitution in the premises.

Dated:__________________                          __________________________________________

                                                                                                                    NOTICE:  The signature to this assignment must correspond
                                with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever.

________________________________

Signature Guarantee

A-2-25

OPTION TO ELECT REPAYMENT

The undersigned hereby irrevocably request(s) and instruct(s) the Bank to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the principal amount hereof to be repaid, together with accrued and unpaid interest hereon, payable to the date of repayment, to the undersigned, at _________________________________ _____________________________________________________________________________.

(Please print or typewrite name and address of the undersigned)

For this Note to be repaid, the undersigned must give to the Fiscal and Paying Agent at its offices located at 3800 Colonnade Parkway, Suite 490, Birmingham, Alabama 35243, Attention: Corporate Trust Department, Telecopy: (205) 968-9145, or at such other place or places of which the Bank shall from time to time notify the holder of this Note, not more than 60 days nor less than 30 days prior notice to the date of repayment, with this “Option to Elect Repayment” form duly completed.

If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be increments of $1,000) which the holder elects to have repaid and specify the denomination or denominations (which shall be $250,000 or an integral multiple of $1,000 in excess thereof) of the Notes to be issued to the holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid):

$______________________________          ______________________________

                                                                        NOTICE:  The signature on this

Dated:  ________________________            “Option to Elect Repayment” form must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever.

________________________________

Signature Guarantee

A-2-26